EXHIBIT 10.1
                                                                  EXECUTION COPY

================================================================================

                                CREDIT AGREEMENT

                                   dated as of

                                November 8, 2002

                                      among

                                DEX MEDIA, INC.,

                              DEX MEDIA EAST, INC.,

                               DEX MEDIA EAST LLC,
                                  as Borrower,

                            The Lenders Party Hereto

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                           J.P. MORGAN EUROPE, LIMITED
                                 as London Agent

                           ---------------------------

                         J.P. MORGAN SECURITIES INC. and
                         BANC OF AMERICA SECURITIES LLC,
                  as Joint Bookrunners and Joint Lead Arrangers

                            ------------------------

                             BANK OF AMERICA, N.A.,
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                        LEHMAN COMMERCIAL PAPER INC. and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            as Co-Syndication Agents


================================================================================
                                              [CS&M Reference Number:  6701-270]

                                            TABLE OF CONTENTS

                                               ARTICLE I.
                                               ----------

                                               DEFINITIONS
                                               -----------


         SECTION 1.01      DEFINED TERMS.................................................................1
         SECTION 1.02      CLASSIFICATION OF LOANS AND BORROWINGS.......................................36
         SECTION 1.03      TERMS GENERALLY..............................................................36
         SECTION 1.04      ACCOUNTING TERMS; GAAP.......................................................36
         SECTION 1.05      PROVISIONS APPLICABLE TO TRANCHE B EURO LOANS................................37

                                                  ARTICLE II.
                                                  -----------

                                                  THE CREDITS
                                                  -----------

         SECTION 2.01      COMMITMENTS..................................................................37
         SECTION 2.02      LOANS AND BORROWINGS.........................................................37
         SECTION 2.03      REQUESTS FOR BORROWINGS......................................................38
         SECTION 2.04      SWINGLINE LOANS..............................................................39
         SECTION 2.05      LETTERS OF CREDIT............................................................40
         SECTION 2.06      FUNDING OF BORROWINGS........................................................44
         SECTION 2.07      INTEREST ELECTIONS...........................................................45
         SECTION 2.08      TERMINATION AND REDUCTION OF COMMITMENTS.....................................46
         SECTION 2.09      REPAYMENT OF LOANS; EVIDENCE OF DEBT.........................................47
         SECTION 2.10      AMORTIZATION OF TERM LOANS...................................................48
         SECTION 2.11      PREPAYMENT OF LOANS..........................................................50
         SECTION 2.12      FEES.........................................................................52
         SECTION 2.13      INTEREST.....................................................................53
         SECTION 2.14      ALTERNATE RATE OF INTEREST...................................................54
         SECTION 2.15      INCREASED COSTS..............................................................54
         SECTION 2.16      BREAK FUNDING PAYMENTS.......................................................56
         SECTION 2.17      TAXES........................................................................56
         SECTION 2.18      PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SETOFFS...................57
         SECTION 2.19      MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS...............................59

                                                    ARTICLE III.
                                                    ------------

                                              REPRESENTATIONS AND WARRANTIES
                                              ------------------------------

         SECTION 3.01      ORGANIZATION; POWERS.........................................................60
         SECTION 3.02      AUTHORIZATION; ENFORCEABILITY................................................60
         SECTION 3.03      GOVERNMENTAL APPROVALS; NO CONFLICTS.........................................60
         SECTION 3.04      FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE..............................61
         SECTION 3.05      PROPERTIES...................................................................62


         SECTION 3.06      LITIGATION AND ENVIRONMENTAL MATTERS.........................................62
         SECTION 3.07      COMPLIANCE WITH LAWS AND AGREEMENTS..........................................62
         SECTION 3.08      INVESTMENT AND HOLDING COMPANY STATUS........................................62
         SECTION 3.09      TAXES........................................................................63
         SECTION 3.10      ERISA; MARGIN REGULATIONS....................................................63
         SECTION 3.11      DISCLOSURE...................................................................63
         SECTION 3.12      SUBSIDIARIES.................................................................64
         SECTION 3.13      INSURANCE....................................................................64
         SECTION 3.14      LABOR MATTERS................................................................64
         SECTION 3.15      SOLVENCY.....................................................................64
         SECTION 3.16      SENIOR INDEBTEDNESS..........................................................65
         SECTION 3.17      ACQUISITION..................................................................65
         SECTION 3.18      SECURITY DOCUMENTS...........................................................65
         SECTION 3.19      LIENS........................................................................66
         SECTION 3.20      NO BURDENSOME RESTRICTIONS...................................................66

                                                    ARTICLE IV.
                                                    -----------

                                                    CONDITIONS
                                                    ----------

         SECTION 4.01      EFFECTIVE DATE...............................................................66
         SECTION 4.02      EACH CREDIT EVENT............................................................69
         SECTION 4.03      TRANCHE A CREDIT EVENT.......................................................70

                                                    ARTICLE V.
                                                    ----------

                                               AFFIRMATIVE COVENANTS
                                               ---------------------

         SECTION 5.01      FINANCIAL STATEMENTS AND OTHER INFORMATION...................................71
         SECTION 5.02      NOTICES OF MATERIAL EVENTS...................................................73
         SECTION 5.03      INFORMATION REGARDING COLLATERAL.............................................73
         SECTION 5.04      EXISTENCE; CONDUCT OF BUSINESS...............................................74
         SECTION 5.05      PAYMENT OF OBLIGATIONS.......................................................74
         SECTION 5.06      MAINTENANCE OF PROPERTIES....................................................74
         SECTION 5.07      INSURANCE....................................................................74
         SECTION 5.08      CASUALTY AND CONDEMNATION....................................................74
         SECTION 5.09      BOOKS AND RECORDS; INSPECTION AND AUDIT RIGHTS...............................75
         SECTION 5.10      COMPLIANCE WITH LAWS.........................................................75
         SECTION 5.11      USE OF PROCEEDS AND LETTERS OF CREDIT........................................75
         SECTION 5.12      ADDITIONAL SUBSIDIARIES......................................................75
         SECTION 5.13      FURTHER ASSURANCES...........................................................76
         SECTION 5.14      INTEREST RATE PROTECTION.....................................................76
         SECTION 5.15      TRANSITION OF QWEST BILLING..................................................77
         SECTION 5.16      STANDBY RECEIVABLES PURCHASE AGREEMENT.......................................77

                                                        ARTICLE VI.
                                                        -----------

                                                      NEGATIVE COVENANTS
                                                      ------------------


         SECTION 6.01      INDEBTEDNESS; CERTAIN EQUITY SECURITIES......................................77
         SECTION 6.02      LIENS........................................................................79
         SECTION 6.03      FUNDAMENTAL CHANGES..........................................................80
         SECTION 6.04      INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS....................81
         SECTION 6.05      ASSET SALES..................................................................82
         SECTION 6.06      SALE AND LEASEBACK TRANSACTIONS..............................................83
         SECTION 6.07      SWAP AGREEMENTS..............................................................83
         SECTION 6.08      RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS........................83
         SECTION 6.09      TRANSACTIONS WITH AFFILIATES.................................................85
         SECTION 6.10      RESTRICTIVE AGREEMENTS.......................................................86
         SECTION 6.11      CHANGE IN BUSINESS...........................................................87
         SECTION 6.12      FISCAL YEAR..................................................................87
         SECTION 6.13      AMENDMENT OF MATERIAL DOCUMENTS..............................................87
         SECTION 6.14      TAX PAYMENTS.................................................................87
         SECTION 6.15      INTEREST EXPENSE COVERAGE RATIO..............................................88
         SECTION 6.16      FIXED CHARGE COVERAGE RATIO..................................................88
         SECTION 6.17      LEVERAGE RATIO...............................................................89
         SECTION 6.18      SENIOR SECURED LEVERAGE RATIO................................................89
         SECTION 6.19      SENIOR LEVERAGE RATIO........................................................90
         SECTION 6.20      COLLECTIONS, FUNDS AND PERMITTED INVESTMENTS.................................91
         SECTION 6.21      PARENT COVENANTS.............................................................91
         SECTION 6.22      DESIGNATION OF UNRESTRICTED SUBSIDIARIES.....................................93

                                                       ARTICLE VII.
                                                       ------------

                                                    EVENTS OF DEFAULT
                                                    -----------------

                                                      ARTICLE VIII.
                                                      -------------

                                                        THE AGENT
                                                        ---------


                                                       ARTICLE IX.
                                                       -----------

                                                      MISCELLANEOUS
                                                      -------------

         SECTION 9.01      NOTICES......................................................................99
         SECTION 9.02      WAIVERS; AMENDMENTS.........................................................100
         SECTION 9.03      EXPENSES; INDEMNITY; DAMAGE WAIVER..........................................102
         SECTION 9.04      SUCCESSORS AND ASSIGNS......................................................103
         SECTION 9.05      SURVIVAL....................................................................106


         SECTION 9.06      COUNTERPARTS; INTEGRATION; EFFECTIVENESS....................................107
         SECTION 9.07      SEVERABILITY................................................................107
         SECTION 9.08      RIGHT OF SETOFF.............................................................107
         SECTION 9.09      GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS..................108
         SECTION 9.10      WAIVER OF JURY TRIAL........................................................108
         SECTION 9.11      HEADINGS....................................................................109
         SECTION 9.12      CONFIDENTIALITY.............................................................109
         SECTION 9.13      INTEREST RATE LIMITATION....................................................109
         SECTION 9.14      TERMINATION OR RELEASE......................................................110
         SECTION 9.15      CONVERSION OF CURRENCIES....................................................110
         SECTION 9.16      PARENT AGREEMENT............................................................111


                  SCHEDULES:

Schedule 1.05  --    Provisions Applicable to Tranche B Euro Loans
Schedule 2.01  --    Commitments
Schedule 3.05  --    Properties
Schedule 3.06  --    Disclosed Matters
Schedule 3.12  --    Subsidiaries
Schedule 3.13  --    Insurance
Schedule 5.15  --    Flash-Cut Capability Modifications and Procedures
Schedule 6.01  --    Existing Indebtedness
Schedule 6.02  --    Existing Liens
Schedule 6.04  --    Existing Investments
Schedule 6.10  --    Existing Restrictions

                  EXHIBITS:

Exhibit A   --   Form of Assignment and Assumption
Exhibit B   --   Form of Opinion of Latham & Watkins
Exhibit C   --   Form of Guarantee and Collateral Agreement
Exhibit D   --   Form of Perfection Certificate
Exhibit E   --   Form of Affiliate Subordination Agreement
Exhibit F   --   Form of Standby Receivables Purchase Agreement
Exhibit G   --   Form of Parent Standby Credit Facility
Exhibit H   --   Form of Parent Agreement

                  CREDIT AGREEMENT dated as of November 8, 2002


                        (this "Agreement"), among DEX MEDIA, INC., a Delaware corporation, DEX MEDIA EAST, INC., a Delaware corporation, DEX MEDIA EAST LLC, a Delaware limited liability company, the LENDERS from time to time party hereto, JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent and collateral agent for such lenders, and J.P. Morgan Europe, Limited, as London agent for such lenders.

                  The parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions
                                   -----------

                  SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acquired Business" means all or substantially all of the assets currently comprising the telephone and internet directory services business of Dex in the Territories, including the rights to use for an agreed period of time the Qwest name and trademarks in operating such businesses.

                  "Acquired Receivables" means the specifically identified receivables of the Borrower or its Subsidiaries purchased by the Parent pursuant to the Standby Receivables Purchase Agreement which, pursuant to the Billing and Collection Agreement, were required to be purchased by Qwest Corp. and any claims or causes of action against Qwest Corp. or its Affiliates in respect of such receivables.

                  "Acquisition" means the acquisition by the Borrower pursuant to the Acquisition Agreement of all the Equity Interests of SGN LLC, which shall hold the Acquired Business, for a purchase price of $2,750,000,000 in cash, subject to adjustment as set forth in the Acquisition Agreement, and the other transactions contemplated by the Acquisition Agreement and the documents related thereto. Immediately after such acquisition of SGN LLC, the Borrower will be merged with and into SGN LLC, which will change its name to "Dex Media East LLC".

                  "Acquisition Agreement" means the Purchase Agreement dated as of August 19, 2002, among Dex, Qwest Services, Qwest and Dex Holdings LLC.

                  "Acquisition Agreement Recovery" means the receipt by the Parent, Holdings, the Borrower or any Affiliate of the Parent of any payment made by Qwest Corp., Qwest or any Affiliate thereof (x) (i) constituting damages paid pursuant to, or as a result of the breach or asserted breach of obligations under, the Acquisition Agreement or (ii) representing amounts paid in settlement or compromise of claims that Qwest Corp., Qwest or any Affiliate thereof has breached its obligations under the Acquisition Agreement, except, in each case, any such receipt of a payment that constitutes a Damages Event or (y) constituting purchase price adjustments under the Acquisition Agreement (provided that any purchase price adjustment in respect of Section 2.7 of the Acquisition Agreement will not be deemed to be an Acquisition Agreement Recovery until such time as the Phase II Acquisition Agreement has been terminated without the Phase II Closing Date having occurred).

                  "Adjusted Consolidated EBITDA" means, for any period, Consolidated EBITDA for such period; provided, however, that (a) Adjusted Consolidated EBITDA for the fiscal quarter ending June 30, 2002 shall (subject to clause (b) below) be deemed to be $95,000,000 and Adjusted Consolidated EBITDA for the fiscal quarter ending September 30, 2002 shall (subject to clause
(b) below) be an amount that is reasonably satisfactory to the Borrower and the Arrangers, but in any event shall be no less than $91,000,000, (b) in the event that the Phase II Acquisition is consummated, Adjusted Consolidated EBITDA for the fiscal quarter ending June 30, 2002 shall be deemed to be $103,000,000 and Adjusted Consolidated EBITDA for the fiscal quarter ending September 30, 2002 shall be adjusted in a manner reasonably satisfactory to the Borrower and the Arrangers, but in any event shall be no less than $98,000,000, in each case for purposes of any calculation of Adjusted Consolidated EBITDA required to be made hereunder at any time on or after the Phase II Closing Date, and (c) the foregoing amounts in or determined pursuant to clause (a) or (b), as applicable, shall be used in calculating Adjusted Consolidated EBITDA for any period that includes the fiscal quarter ending June 30, 2002 or September 30, 2002, as the case may be.

                  "Adjusted LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Affiliate Subordination Agreement" means an Affiliate Subordination Agreement substantially in the form of Exhibit E pursuant to which intercompany obligations and advances owed by any Loan Party are subordinated to the Obligations.

                  "Agent" means, collectively, JPMorgan Chase Bank, in its capacities as Administrative Agent and/or Collateral Agent, J.P. Morgan Europe, Limited, in its capacity as London Agent, and each of their Affiliates and successors acting in any such capacity. The Administrative Agent may act on behalf of or in place of any Person included in the "Agent" .

                  "Allocable Net Proceeds" means, with respect to (i) any Equity Issuance of the Parent after the consummation of the Phase II Acquisition, 42% of the Net Proceeds of such Equity Issuance and (ii) any Damages Event occurring after the consummation of the Phase II Acquisition, the Net Proceeds of that portion of any liquidated damage payment pursuant to the Non-Competition Agreement or the Publishing Agreement, or any payments in settlement of claims relating thereto, that is calculated with reference to, or otherwise allocable to, the purchase price paid for the Acquisition. For purposes of determining Allocable Net Proceeds, any costs and expenses deducted from gross proceeds shall be allocated ratably to that portion of Net Proceeds representing Allocable Net Proceeds and that portion not representing Allocable Net Proceeds.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the relative amounts of the Revolving Exposures of the Revolving Lenders.

                  "Applicable Rate" means, for any day (a) with respect to any Tranche B Term Loan, (i) 3.00% per annum, in the case of an ABR Loan, or (ii) 4.00% per annum, in the case of a Eurocurrency Loan; provided that, if at any time the Phase II Separate Financing Tranche B Term Loan Applicable Rate is greater than the sum of the Applicable Rate set forth above plus 0.25%, the Applicable Rate set forth above shall be automatically adjusted to be equal to the Phase II Separate Financing Tranche B Term Loan Applicable Rate minus 0.25%; provided further that, if the Phase II Separate Financing Tranche B Term Loans are made with original issue discount to the principal amount thereof due at maturity in an amount in excess of 1.00% (the percentage amount of such original issue discount in excess of 1.00%, the "Phase II OID Excess Percentage"), the Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Term Loan Lender hereunder, on the Phase II Closing Date, a nonrefundable fee in cash equal to the product of (A) the principal amount of outstanding Tranche B Term Loans of such Lender on the Phase II Closing Date and
(B) the lesser of (x) the applicable Phase II OID Excess Percentage and (y) 2.00%, and (b) with respect to any ABR Loan or Eurocurrency Loan that is a Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurocurrency Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that until the Borrower shall have delivered the financial statements and certificate required by Section 5.01(b) and Section 5.01(d), respectively, for the period ended on June 30, 2003, the "Applicable Rate" for purposes of clause (b) shall be the applicable rate per annum set forth below in Category 1:

===================================================================================================================
                                               ABR                     Eurocurrency              Commitment Fee
                                               ---                     ------------              --------------
         Leverage Ratio:                     Spread                       Spread                      Rate
-------------------------------------------------------------------------------------------------------------------
           Category 1                         2.00%                        3.00%                       0.50%
    greater than or equal to
          6.00 to 1.00
-------------------------------------------------------------------------------------------------------------------
           Category 2
    greater than or equal to
          5.50 to 1.00
   but less than 6.00 to 1.00                 1.75%                        2.75%                       0.50%
-------------------------------------------------------------------------------------------------------------------
           Category 3
    greater than or equal to
          5.00 to 1.00
   but less than 5.50 to 1.00                 1.50%                        2.50%                       0.50%
-------------------------------------------------------------------------------------------------------------------
           Category 4
    greater than or equal to
          4.50 to 1.00
   but less than 5.00 to 1.000                1.25%                        2.25%                       0.375%
-------------------------------------------------------------------------------------------------------------------
           Category 5                         1.00%                        2.00%                       0.375%
     less than 4.50 to 1.00
===================================================================================================================


                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

                  "Approved Fund" has the meaning assigned to such term in
Section 9.04.

                  "Arrangers" means J. P. Morgan Securities, Inc., Banc of America Securities LLC, Wachovia Securities, Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc.

                  "Asset Disposition" means (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary and the receipt by the Borrower or any Subsidiary Loan Party of any dividend or distribution from any Unrestricted Subsidiary representing proceeds from the disposition by such Unrestricted Subsidiary of assets outside the ordinary course of business or from the sale of any Equity Interests in such Unrestricted Subsidiary, other than (i) dispositions described in clauses (a), (b), (c) (d) and (e) of Section
6.05 and (ii) other dispositions and dividends or distributions resulting in aggregate Net Proceeds not exceeding $10,000,000 during any fiscal year of the Borrower and (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 365 days after such event.

                  "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Attributable Debt" means, on any date, in respect of any lease of Holdings, the Borrower or any Subsidiary entered into as part of a sale and leaseback transaction subject to Section 6.06, (a) if such lease is a Capital Lease Obligation, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) if such lease is not a Capital Lease Obligation, the capitalized amount of the remaining lease payments under such lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease Obligation.

                  "B&C Interruption" means a failure by Qwest Corp. to purchase receivables of the Borrower or its Subsidiaries as required by and in accordance with the terms of the Billing and Collection Agreement (including any failure to effect purchases at the times, in the amounts or for the prices specified in the Billing and Collection Agreement), including any such failure as a result of any bankruptcy or insolvency affecting Qwest Corp. For purposes hereof, any B&C Interruption will be deemed to be continuing from the time of such a failure to purchase until the earlier of: (a) such time as Qwest Corp. has resumed purchasing receivables of the Borrower and its Subsidiaries on a current basis as required by and in accordance with the terms of the Billing and Collection Agreement in respect of three consecutive billing cycles thereunder (regardless of whether any previous failures to purchase prior to or during such B&C Interruption have been cured) and (b) such time as the Borrower has assumed and is conducting all billing and collection activities with respect to customers previously subject to the Billing and Collection Agreement, all invoices are being sent to such customers on a timely basis and six days have lapsed since the completion of mailing of invoices to all such customers in the first billing cycle in respect of which the Borrower has sent invoices to such customers.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.ss.101 et seq.), as amended from time to time, and any successor statute.

                  "Billing and Collection Agreement" means the Agreement for the Provision of Billing and Collection Services for Directory Publishing Services dated as of the Effective Date, between Qwest Corp. and the Borrower.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means Dex Media East LLC, a Delaware limited liability company, all of the Equity Interests of which are owned by Holdings. Immediately upon consummation of the Acquisition, Dex Media East LLC will be merged (the "Merger") with and into SGN LLC, the entity holding the assets comprising the Acquired Business, and the term "Borrower" will thereafter mean the surviving entity in the Merger, which will change its name to Dex Media East LLC. Upon consummation of the Merger, the Borrower will be a wholly owned direct Subsidiary of Holdings.

                  "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

                  "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" means, for any period, without duplication, the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries for such period, determined in accordance with GAAP.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Change in Control" means:

                  (a) the acquisition of ownership, beneficially or of record, by any Person other than Holdings of any Equity Interest in the Borrower;

                  (b) prior to an IPO of the Parent or Holdings, (i) the failure by the Permitted Holders to own (and retain the right to vote), directly or indirectly through wholly owned investment vehicles, Equity Interests in the Parent representing at least 70% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests in the Parent (other than Equity Interests in the Parent owned by Qwest or its subsidiaries) or (ii) the failure by the Parent to own (and retain the right to vote), directly and of record, Equity Interests in Holdings representing at least 70% of each of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests in Holdings;

                  (c) after an IPO of the Parent, (i) the acquisition of ownership directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Permitted Holders of Equity Interests in the Parent representing more than 20% of the aggregate voting power represented by the outstanding Equity Interests in the Parent and representing a greater percentage of such aggregate ordinary voting power than that represented by Equity Interests in the Parent owned beneficially and of record by the Permitted Holders or (ii) the failure by the Parent to own (and retain the right to vote), directly and of record, Equity Interests in Holdings representing at least 70% of each of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings;

                  (d) after an IPO of Holdings, (i) the failure by the Permitted Holders to own (and retain the right to vote), directly or indirectly through wholly owned investment vehicles, Equity Interests in the Parent representing at least 70% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Parent (other than Equity Interests owned by Qwest or its subsidiaries) or (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Parent of Equity Interests in Holdings representing more than 20% of the aggregate voting power represented by the outstanding Equity Interests in Holdings and representing a greater percentage of such aggregate ordinary voting power than that represented by Equity Interests in Holdings owned directly and of record by the Parent;

                  (e) occupation of a majority of the seats (other than vacant seats) on the Governing Board of the Parent or Holdings by Persons who were neither (i) nominated by the Governing Board of the Parent or Holdings or (ii) appointed by Persons so nominated;

                  (f) the occurrence of a "Change of Control", as defined in the Senior Subordinated Debt Documents; or

                  (g) the occurrence of a "Change of Control", as defined in the Senior Unsecured Debt Documents.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral", as defined in any Security Document.

                  "Collateral Agent" means JPMorgan Chase Bank, in its capacity as collateral agent for the Secured Parties.

                  "Collateral Agreement" means the Guarantee and Collateral Agreement among Holdings, the Borrower, the Subsidiary Loan Parties and the Agent, substantially in the form of Exhibit C.

                  "Collateral and Guarantee Requirement" means the requirement that:

                  (a) the Agent shall have received from each Loan Party either
(i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;

                  (b) all outstanding Equity Interests of the Borrower and each Subsidiary owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement (except that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary that is not a Loan Party) and the Agent shall have received all certificates or other instruments representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

                  (c) all Indebtedness of Holdings, the Borrower and each Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement and the Agent shall have received all such promissory notes, together with note powers or other instruments of transfer with respect thereto endorsed in blank, and all such Indebtedness shall be subordinated to the Obligations pursuant to the Affiliate Subordination Agreement;

                  (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement (including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Collateral Agreement, shall have been filed, registered or recorded or delivered to the Agent for filing, registration or recording;

                  (e) the Agent shall have received (i) counterparts of any Mortgage required to be entered into after the Effective Date pursuant to
Section 5.13 with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements, coinsurance and reinsurance as the Agent or the Required Lenders may reasonably request, and
(iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property; and

                  (f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents (or supplements thereto) to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

                  "Commitment" means a Revolving Commitment, Tranche A Commitment or Tranche B Commitment, or any combination thereof (as the context requires).

                  "Consolidated Cash Interest Expense" means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) interest income of Holdings, the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) to the extent included in such consolidated interest expense for such period, amounts attributable to amortization of financing costs, (iii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, plus (iv) to the extent included in such consolidated interest expense for such period, amounts accrued with respect to the Phase II Ticking Fees that have been paid in cash or are currently payable. For purposes of the foregoing, interest expense of any Person shall be determined after giving effect to any net payments made or received by such Person with respect to interest rate Swap Agreements (other than early termination payments).

                  "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary charges or non-cash charges for such period (provided, however, that any cash payment or expenditure made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment or expenditure is made), (v) any expenses incurred in connection with the transition of Holdings and its Subsidiaries to an operating company independent of Qwest and its Affiliates and of Phase II Holdings and its subsidiaries, in an aggregate amount not exceeding $15,000,000 and (vi) non-recurring charges consisting of (A) severance costs associated with a restructuring, (B) payments of customary investment and commercial banking fees and expenses, (C) cash premiums or penalties payable in connection with the early extinguishment of Indebtedness and (D) costs associated with the termination of projects to develop information technology and software, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains and non-cash gains for such period, all determined on a consolidated basis in accordance with GAAP. For purposes of calculating the Leverage Ratio, the Senior Secured Leverage Ratio and the Senior Leverage Ratio as of any date, if the Borrower or any consolidated Subsidiary has made any Permitted Acquisition or sale, transfer, lease or other disposition outside of the ordinary course of business of a Subsidiary or of assets constituting a business unit, in each case as permitted by Section 6.05, during the period of four consecutive fiscal quarters (a "Reference Period") most recently ended on or prior to such date, Consolidated EBITDA for the such Reference Period shall be calculated after giving pro forma effect thereto, as if such Permitted Acquisition or sale, transfer, lease or other disposition (and any related incurrence, repayment or assumption of Indebtedness with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of such Reference Period.

                  "Consolidated Fixed Charges" means, for any period, the sum of
(a) Consolidated Cash Interest Expense for such period, (b) the aggregate amount of scheduled principal payments (but not (i) optional prepayments or mandatory non-scheduled prepayments or (ii) the aggregate amount of the last four scheduled principal payments of the Tranche B Term Loan) made during such period in respect of Long-Term Indebtedness of Holdings, the Borrower and the Subsidiaries, (c) the aggregate amount of optional principal payments made during such period in respect of Long-Term Indebtedness of Holdings, the Borrower and the Subsidiaries, to the extent that such payments reduced any scheduled principal payments that would have become due within one year after the date of the applicable payment, (d) cash Capital Expenditures of Holdings, the Borrower and the Subsidiaries for such period, including any interest accrued during such period in respect of Indebtedness of Holdings, the Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, other than Excluded Capital Expenditures, and (e) the aggregate amount of Federal, state and local income taxes and franchise and other similar taxes and assessments imposed on (or measured by) net income paid in cash by Holdings, the Borrower and the Subsidiaries during such period (net of any cash refunds of Taxes received by them during such period, to the extent that such refunds are not otherwise at any time reflected in Consolidated Net Income).

                  "Consolidated Net Income" means, for any period, the net income or loss, before the effect of the payment of any dividends in respect of preferred stock, of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by the Parent during such period as though such charge, tax or expense had been incurred by the Borrower, to the extent that Holdings or the Borrower has made or would be entitled under the Loan Documents to make any payment or dividend to or for the account of the Parent in respect thereof); provided that there shall be excluded (a) the income of any Person (other than the Borrower or a Subsidiary Loan Party) in which any other Person (other than the Borrower or any Subsidiary Loan Party or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiary Loan Parties during such period, and (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person's assets are acquired by the Borrower or any Subsidiary.

                  "Contractual Obligation" means, as to any Person, any obligation of such Person under any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Core Qwest Agreements" means the Publishing Agreement and the Non-Competition Agreement.

                  "Damages Event" means the receipt by the Parent, Holdings, the Borrower or any Affiliate of the Parent of any payment made by Qwest Corp., Qwest or any Affiliate thereof (i) constituting liquidated damages or other damages paid pursuant to, or as a result of the breach or asserted breach of obligations under, any Core Qwest Agreement or (ii) representing amounts paid in settlement or compromise of claims that Qwest Corp., Qwest or any Affiliate thereof has breached its obligations under any Core Qwest Agreement.

                  "Debt Issuance" means the incurrence by Holdings, the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by
Section 6.01(a) (other than by clause (x) thereof).

                  "Default" means any event or condition that constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Equity Proceeds" means (a) Equity Proceeds received by the Parent or Holdings (in each case, other than from the sale of Equity Interests in an IPO), (b) to the extent permitted by the proviso to this sentence, Equity Proceeds received by the Parent or Holdings from the sale of Equity Interests in an IPO and (c) Equity Proceeds received by Holdings representing Net Proceeds from the issuance of Parent Non-Cash Pay Debt, which in each case (i) not later than the date of receipt thereof by the Parent or Holdings are designated as such by the Parent or Holdings, as applicable, pursuant to a notice given to the Administrative Agent specifying the amount thereof and the Designated Equity Proceeds Uses to which such Equity Proceeds will be applied (and the respective amounts to be applied if multiple uses are specified), which specification shall comply with the limitations set forth in the definition of Designated Equity Proceeds Use, and, in the case of Equity Proceeds in respect of Non-Cash Pay Preferred Stock or representing proceeds from the issuance of Parent Non-Cash Pay Debt, attaching the certificate of designation, indenture, or other operative document containing the terms and conditions of such Non-Cash Pay Preferred Stock or Parent Non-Cash Pay Debt, as the case may be, and any purchase or subscription agreement relating to the issuance and sale thereof, and (ii) except for Designated Equity Proceeds specified to be applied to general working capital needs, are, within 90 days of the date of receipt thereof (or in the case of proceeds from Parent Non-Cash Pay Debt, from the date of receipt thereof by the Parent) applied to the Designated Equity Proceeds Uses specified in such notice in the amounts so specified; provided, however, that Equity Proceeds received by the Parent or Holdings from the sale of Equity Interests in an IPO shall constitute Designated Equity Proceeds only to the extent that such Equity Proceeds are designated by the Parent or Holdings, as applicable, in accordance with the foregoing to be used solely to consummate a Permitted Acquisition pursuant to Section 6.04(g) that has been identified pursuant to a notice given by the Parent or Holdings, as applicable, to the Administrative Agent prior to the consummation of such IPO, and provided, further, that in the case of an IPO of the Parent after the Phase II Closing Date, the amount of such Designated Equity Proceeds shall not exceed the Allocable Net Proceeds of such IPO. Any Equity Proceeds that do not satisfy the foregoing requirements will be deemed Equity Proceeds (or Allocable Net Proceeds, as applicable) in respect of which Section 2.11(c) will apply, and in the case of any failure to satisfy the requirement in clause (ii) of the immediately preceding sentence, will be deemed to have been received at the time the 90-day period referred to therein expires. Notwithstanding the foregoing, Designated Equity Proceeds may include (i) amounts dividended by Holdings to the Parent pursuant to Section 6.08(a)(viii) which are thereafter reinvested by the Parent in Equity Interests of Holdings and (ii) any Net Proceeds from an IPO of the Parent after the Phase II Closing Date (other than Allocable Net Proceeds) which have been invested in Phase II Holdings and are thereafter dividended to the Parent in a manner permitted by the Phase II Senior Facilities.

                  "Designated Equity Proceeds Use" means the application of Designated Equity Proceeds (a) to consummate a Permitted Acquisition pursuant to
Section 6.04(g), (b) to make an Investment pursuant to Section 6.04(d) or
Section 6.04(m), (c) to provide additional working capital to the Borrower and its Subsidiaries or (d) to make Capital Expenditures for additions to property, plant and equipment of the Borrower and its Subsidiaries.

                  "Dex" means Qwest Dex, Inc., a Colorado corporation.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

                  "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States of America or any State thereof or the District of Columbia.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "Effective Date" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

                  "Environmental Laws" means all applicable federal, state, and local laws (including common law), regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and binding agreements with any Governmental Authority in each case, relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

                  "Environmental Liability" means any liability, claim, action, suit, judgment or order under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to: (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equipment Sale-Leaseback" means the transaction in which Qwest Corp. will transfer ownership of certain information technology assets to a third party and the Borrower will lease an undivided 50% interest in such hardware from such third party.

                  "Equity Financings" means the Phase I Equity Financing and the Phase II Equity Financing.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

                  "Equity Issuance" means the issuance by Holdings, the Borrower or any Subsidiary or, at any time prior to an IPO of Holdings, by the Parent of any Equity Interests, or the receipt by Holdings, the Borrower or any Subsidiary or, at any time prior to an IPO of Holdings, by the Parent of any capital contribution, other than (i) any such issuance of Equity Interests to, or receipt of any such capital contribution from, the Parent, Holdings, the Borrower or a Subsidiary, (ii) the Phase I Equity Financing, (iii) the Phase II Equity Financing, (iv) any sale of Equity Interests by the Parent or receipt of equity contributions by the Parent (x) that is effected in connection with the consummation of the Phase II Acquisition and the proceeds of which are used by the Parent solely to pay a portion of the purchase price for the Phase II Acquisition and fees and expenses incurred in connection therewith or (y) the proceeds of which are utilized substantially simultaneously with the receipt thereof to repay outstanding obligations of the Parent under the Parent Standby Credit Facility or to purchase Subordinated Participations (as defined in the Parent Agreement) pursuant to the Parent Agreement, (v) any such issuance of Equity Interests or any such receipt of capital contributions to the extent the Net Proceeds therefrom constitute Designated Equity Proceeds and (vi) any issuance of Equity Interests to, or receipt of any capital contributions from, the Permitted Holders, new or additional co-investors, members of management of Holdings, the Borrower or any Subsidiary, in each case, either directly or indirectly through the Parent (other than purchases of shares issued in an IPO of Holdings or the Parent).

                  "Equity Proceeds" means the Net Proceeds received by the Parent or Holdings from contributions to its common equity or from the issuance and sale of its common Equity Interests or Non-Cash Pay Preferred Stock.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Euro" or "(euro)" means the single currency of the European Union as constituted by the treaty establishing the European Community being the Treaty of Rome, as amended from time to time and as referred to in the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

                  "Eurocurrency", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article VII.

                  "Excess Cash Flow" means, for any fiscal year, the sum (without duplication) of:

                  (a) Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

                  (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such fiscal year; plus

                  (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the deferred income taxes of Holdings, the Borrower and its consolidated Subsidiaries increased during such fiscal year; minus

                  (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the net amount, if any, by which the deferred income taxes of Holdings, the Borrower and its consolidated Subsidiaries decreased during such fiscal year; minus

                  (e) the sum of (i) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness and except to the extent made with Net Proceeds in respect of Prepayment Events or Designated Equity Proceeds) plus (ii) cash consideration paid during such fiscal year to make acquisitions or other capital investments (other than Permitted Investments and except to the extent financed by incurring Long-Term Indebtedness); minus

                  (f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by Holdings, the Borrower and its consolidated Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.11(c) or (d), and (iii) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

                  "Exchange Rate" means on any day, for purposes of determining the US Dollar Equivalent of any amount denominated in Euro, the rate at which Euro may be exchanged into dollars, as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page for Euro. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of Euro are then being conducted, at or about 10:00 a.m., London time, on such date for the purchase of dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate. Each determination of the Exchange Rate by the Administrative Agent shall be conclusive absent manifest error.

                  "Excluded Capital Expenditures" means (a) Capital Expenditures of Holdings, the Borrower and the Subsidiaries in a cumulative aggregate amount not exceeding $40,000,000 required to be made under the Acquisition Agreement and any other agreements directly relating to the Acquisition and (b) Capital Expenditures of Holdings, the Borrower and the Subsidiaries in a cumulative aggregate amount not exceeding $30,000,000 in respect of the IT Upgrade Project.

                  "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.17(e).

                  "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means the Fee Letter dated as of August 20, 2002, between the Sponsors and the Arrangers, as amended, modified or supplemented from time to time.

                  "Financial Covenants" means the covenants set forth in Sections 6.15, 6.16, 6,17, 6.18, and 6.19

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

                  "Financing Transactions" means (a) the execution, delivery and performance by the Parent and each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, (b) the execution, delivery and performance by each Loan Party of the Senior Subordinated Debt Documents to which it is to be a party, the issuance of the Senior Subordinated Debt and the use of the proceeds thereof, (c) the execution, delivery and performance by each Loan Party of the Senior Unsecured Debt Documents to which it is to be a party, the issuance of the Senior Unsecured Debt and the use of the proceeds thereof and (d) the Equity Financings.

                  "Fixed Charge Coverage Ratio" means for any period the ratio of (a) Adjusted Consolidated EBITDA for such period to (b) Consolidated Fixed Charges of the Borrower for such period.

                  "Flash-Cut Capability" will be deemed to have been achieved when (a) a Financial Officer of the Borrower certifies to the Arrangers and PricewaterhouseCoopers, acting as consultant to the Arrangers, that the Flash-Cut Modifications and Procedures have been completed and (b) PricewaterhouseCoopers certifies to the Arrangers that the Flash-Cut Modifications and Procedures have been completed; provided, however, that, if within 10 Business Days of receipt of the certification from the Borrower described in clause (a), PricewaterhouseCoopers does not provide the certification described in clause (b) and does not provide written notice to the Arrangers and the Borrower that, in its opinion, the Flash-Cut Modifications Procedures have not been completed, PricewaterhouseCoopers will be deemed to have provided the certification described in clause (b).

                  "Flash-Cut Modifications and Procedures" means the billing and collection systems modifications and procedures set forth in Schedule 5.15.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governing Board" means (a) the managing member or members or any controlling committee of members of any Person, if such Person is a limited liability company, (b) the board of directors of any Person, if such Person is a corporation or (c) any similar governing body of any Person.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guarantors" means Holdings and the Subsidiary Loan Parties.

                  "Hazardous Materials" means (i) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances; or (ii) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any applicable Environmental Law.

                  "Headquarters Sale-Leaseback" means the sale and leaseback of the Borrower's headquarters facility located at 198 Inverness Drive West, Englewood, Colorado.

                  "Holdings" means Dex Media East, Inc., a Delaware corporation, all of the Equity Interests of which are on the Effective Date, owned by the Parent.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale agreements relating to property acquired by such Person,
(d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes and Other Taxes.

                  "Information Memorandum" means the Confidential Information Memorandum dated October, 2002, as modified or supplemented prior to the Effective Date, relating to the Borrower and the Transactions.

                  "Initial Lenders" means JPMorgan Chase Bank, Bank of America, N.A., Lehman Commercial Paper Inc., Wachovia Bank, National Association, and Deutsche Bank Trust Company Americas.

                  "Insolvent" means, in the case of the certificate required by
Section 4.01(l) as to Qwest Services, Qwest Corp., Qwest or Dex, that: (i)(A) the present fair salable value of its assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured or (B) the sum of such Person's debts (as such term is defined in Section 101 of the Bankruptcy Code) is greater than all of its property, at a fair valuation, exclusive of property transferred, concealed or removed with intent to hinder, delay or defraud its creditors; (ii) such Person is a defendant in an action for money damages and is reasonably likely to be unable to satisfy any judgment which has been rendered against it in such action; (iii) such Person is engaged or about to engage in a business or transaction for which the property remaining in its hands after the conveyance is an unreasonably small capital; (iv) such Person intends or believes that it will incur debts beyond its ability to pay as they mature; (v) such Person is entering into the Transactions or incurring any obligation in connection with the Acquisition Agreements with the intent to hinder, delay or defraud any of its creditors to which such Person is indebted on the Effective Date or any creditor to which it might become indebted after the Effective Date; (vi) such Person admits in writing that it will be unable to pay its debts as they come due or is generally not paying its debts as they come due; (vii) such Person has an involuntary case or other proceeding commenced against it which seeks liquidation, reorganization or other relief with respect to its debts or other liabilities under the Bankruptcy Code or any other bankruptcy, insolvency or similar law then in effect; (viii) such Person has had a receiver, liquidator, custodian or other similar official appointed for it or any material part of its property or seeks the appointment of such an official for it or any material part of its property; (ix) such Person commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under the Bankruptcy Code or any other bankruptcy, insolvency or similar law; (x) such Person has made a general assignment for the benefit of creditors; or (xi) such Person has been adjudged or admitted that it is an insolvent or bankrupt.

                  "Installment Date" has the meaning assigned to such term in
Section 2.10(a).

                  "Interest Election Request" means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with
Section 2.07.

                  "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

                  "Interest Period" means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Investment" means purchasing, holding or acquiring (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any Equity Interest, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or making or permitting to exist any loans or advances (other than commercially reasonable extensions of trade credit) to, guaranteeing any obligations of, or making or permitting to exist any investment in, any other Person, or purchasing or otherwise acquiring (in one transaction or a series of transactions) any assets of any Person constituting a business unit. The amount, as of any date of determination, of any Investment shall be the original cost of such Investment (including any Indebtedness of a Person existing at the time such Person becomes a Subsidiary in connection with any Investment and any Indebtedness assumed in connection with any acquisition of assets), plus the cost of all additions, as of such date, thereto and minus the amount, as of such date, of any portion of such Investment repaid to the investor in cash or property as a repayment of principal or a return of capital (including pursuant to any sale or disposition of such Investment), as the case may be, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment or repayment involving a transfer of any property other than cash, such property shall be valued at its fair market value at the time of such transfer.

                  "IPO" means a bona fide underwritten initial public offering of voting common stock of the Parent or Holdings as a direct result of which at least 20% of the aggregate common stock of the Parent or Holdings, as applicable (calculated on a fully diluted basis after giving effect to all options to acquire voting common stock of the Parent then outstanding, regardless of whether such options are then currently exercisable), is beneficially owned by Persons other than the Permitted Holders, the Parent, Holdings and Affiliates of the Parent or Holdings (including all directors, officers and employees of the Parent, Holdings, the Borrower and any Subsidiary).

                  "Issuing Bank" means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "IT Upgrade Project" means the migration of the information technology systems, software and platforms utilized by the Borrower and its Subsidiaries in the operation of their businesses to a new platform.

                  "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

                  "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

                  "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

                  "Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date.

                  "LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurocurrency Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan Document Obligations" has the meaning assigned to such term in the Collateral Agreement.

                  "Loan Documents" means this Agreement, the Security Documents and the Parent Agreement.

                  "Loan Parties" means Holdings, the Borrower and the Subsidiary Loan Parties.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

                  "London Agent" means J.P. Morgan Europe, Limited, in its capacity as London agent for the Lenders hereunder.

                  "Long-Term Indebtedness" means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability. For purposes of determining the Long-Term Indebtedness of Holdings, the Borrower and the Subsidiaries, Indebtedness of Holdings, the Borrower or any Subsidiary owed to Holdings, the Borrower or a Subsidiary shall be excluded.

                  "Management Agreement" means the Management Agreement dated as of the Effective Date, among the Borrower, the Parent and the Sponsors.

                  "Margin Stock" shall have the meaning assigned to such term in Regulation U of the Board.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, operations, prospects, assets, liabilities, financial condition or results of operations of Holdings, the Borrower and the Subsidiaries, taken as a whole or (b) any material rights of or benefits available to the Lenders under any of the Loan Documents.

                  "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings, the Borrower and its Subsidiaries in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

                  "Material Subsidiary" means any Subsidiary, including its subsidiaries, which meets any of the following conditions: (a) Holdings', the Borrower's and the other Subsidiaries' investments in and advances to such Subsidiary exceed 5% of the consolidated total assets of Holdings and the Subsidiaries as of the end of the most recently completed fiscal year, (b) the consolidated assets of such Subsidiary exceed 5% of the consolidated total assets of Holdings and the Subsidiaries as of the end of the most recently completed fiscal year or (c) the consolidated pre-tax income from continuing operations of such Subsidiary for the most recently ended period of four consecutive fiscal quarters exceeds 5% of the consolidated pre-tax income from continuing operations of Holdings and the Subsidiaries for such period.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgage" means any mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any real property and improvements thereto to secure the Obligations delivered after the Effective Date pursuant to Section 5.13. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

                  "Mortgaged Property" means each parcel of real property and improvements thereto owned by a Loan Party with respect to which a Mortgage is granted pursuant to Section 5.13.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Proceeds" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any debt instrument or equity security received as non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses (including underwriting discounts and commissions and collection expenses) paid or payable by the Parent, Holdings, the Borrower and the Subsidiaries to third parties (including Affiliates, if permitted by Section 6.09) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Parent, Holdings, the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than

Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Parent, Holdings, the Borrower and the Subsidiaries (provided that such amounts withheld or estimated for the payment of taxes shall, to the extent not utilized for the payment of taxes, be deemed to be Net Proceeds received when such nonutilization is determined), and the amount of any reserves established by the Parent, Holdings, the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case that are directly attributable to such event (provided that any reversal of any such reserves will be deemed to be Net Proceeds received at the time and in the amount of such reversal), in each case as determined reasonably and in good faith by the chief financial officer of the Borrower.

                  "Net Working Capital" means, at any date, (a) the consolidated current assets of Holdings, the Borrower and its consolidated Subsidiaries as of such date (excluding cash, Permitted Investments and current deferred income taxes) minus (b) the consolidated current liabilities of Holdings, the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness and current deferred income taxes). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

                  "Non-Cash Pay Preferred Stock" means preferred stock or other preferred securities or membership interests of Holdings or the Parent which (i) are not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or part, by (A) Holdings or the Parent (unless such redemption is required only if and to the extent then permitted by this Agreement) or (B) the Borrower or any Subsidiary, and which do not require any payment of cash dividends or distributions, in each case, prior to the date that is six months after the Tranche B Maturity Date, (ii) are not secured by any assets of the Parent, Holdings, the Borrower or any Subsidiary, (iii) are not guaranteed by Holdings, the Borrower or any Subsidiary and (iv) are not exchangeable or convertible into Indebtedness of the Parent, Holdings, the Borrower or any Subsidiary (other than Parent Non-Cash Pay Debt) or any preferred stock or other Equity Interest (other than common equity of the Parent or Non-Cash Pay Preferred Stock).

                  "Non-Competition Agreement" means the Non-Competition and Non-Solicitation Agreement dated as of the Effective Date, among the Borrower, GPP LLC, Dex Holdings LLC, Qwest Corp., Qwest and Dex.

                  "Obligations" has the meaning assigned to such term in the Collateral Agreement.

                  "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

                  "Parent" means Dex Media, Inc., a Delaware corporation that is Controlled by Affiliates of the Sponsors.

                  "Parent Agreement" means the Agreement dated the date hereof between the Parent and the Agent, substantially in the form of Exhibit H.

                  "Parent Non-Cash Pay Debt" means Indebtedness of the Parent which (i) is not mandatorily redeemable, in whole or in part, or required to be repurchased or reacquired, in whole or in part, by the Parent (unless such redemption is required only if and to the extent then permitted by this Agreement), and which does not require any payment of cash interest, in each case prior to the date that is six months after the Tranche B Maturity Date,
(ii) is not secured by any assets of the Parent, Holdings, the Borrower or any Subsidiary, (iii) is not Guaranteed by Holdings, the Borrower or any Subsidiary and (iv) is not exchangeable or convertible into Indebtedness of Holdings, the Borrower or any Subsidiary or any preferred stock or other Equity Interest (other than common equity of the Parent or Non-Cash Pay Preferred Stock).

                  "Parent Standby Credit Facility" means a standby term loan facility dated as of the Effective Date in an aggregate amount of not less than $50,000,000, substantially in the form of Exhibit G, made available to the Parent by the lenders thereunder.

                  "Participant" has the meaning set forth in Section 9.04.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection Certificate" means a certificate in the form of Exhibit D to the Collateral Agreement or any other form approved by the Collateral Agent.

                  "Permitted Acquisitions" means any acquisition (by merger, consolidation or otherwise) by the Borrower or a Subsidiary Loan Party of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person, if (a) immediately after giving effect thereto, no Default has occurred and is continuing or would result therefrom,
(b) such acquired Person is organized under the laws of the United States of America or any State thereof or the District of Columbia and substantially all the business of such acquired Person or business consists of one or more Permitted Businesses and not less than 80% of the consolidated gross operating revenues of such acquired Person or business for the most recently ended period of twelve months is derived from domestic operations in the United States of America, (c) each Subsidiary resulting from such acquisition (and which survives such acquisition) other than any Foreign Subsidiary, shall be a Subsidiary Loan Party and at least 80% of the Equity Interests of each such Subsidiary shall be owned directly by the Borrower and/or Subsidiary Loan Parties and shall have been (or within 10 Business Days (or such longer period as may be acceptable to the Agent) after such acquisition shall be) pledged pursuant to the Collateral Agreement (subject to the limitations of the pledge of Equity Interests of Foreign Subsidiaries set forth in the definition of "Collateral and Guarantee Requirement"), (d) the Collateral and Guarantee Requirement shall have been (or within 10 Business Days (or such longer period as may be acceptable to the Agent) after such acquisition shall be) satisfied with respect to each such Subsidiary, (e) the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the Financial Covenants, recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition had occurred on the first day of the relevant period for testing compliance and (f) the Borrower has delivered to the Agent an officer's certificate to the effect set forth in clauses (a), (b), (c), (d) and (e) above, together with all relevant financial information for the Person or assets acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (e) above.

                  "Permitted Asset Swap" means any transfer of properties or assets by the Borrower or any of its Subsidiaries in which at least 90% of the consideration received by the transferor consists of properties or assets (other than cash) that will be used in a Permitted Business; provided that (a) the aggregate fair market value (as determined in good faith by the Governing Board of the Borrower) of the property or assets being transferred by the Borrower or such Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Governing Board of the Borrower) of the property or assets received by the Borrower or such Subsidiary in such exchange and (b) the aggregate fair market value (as determined in good faith by the Governing Board of the Borrower) of all property or assets transferred by the Borrower and any of its Subsidiaries in any such transfer, together with the cumulative aggregate fair market value of property or assets transferred in all prior Permitted Asset Swaps, shall not exceed 15% of the Borrower's consolidated net revenues for the prior fiscal year.

                  "Permitted Business" means the telephone and internet directory services businesses and businesses reasonably related, incidental or ancillary thereto.

                  "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                  (b) carriers', warehousemen's, mechanics', materialmen's, landlord's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments or attachments that do not constitute an Event of Default under clause (k) of Article VII; and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that are not substantial in amount and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

                  provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Permitted Holders" means (i) Carlyle Partners III, L.P., (ii) CP III Coinvestment, L.P., (iii) Carlyle Dex Partners L.P., (iv) Carlyle-Dex Partners II, L.P., (v) Carlyle High Yield Partners, L.P., (vi) Welsh, Carson, Anderson & Stowe IX, L.P., (vii) WCAS GP Associates LLC, (viii) WD Investors LLC, (ix) A.S.F. Co-Investment Partners, L.P., (x) any additional private equity investment fund approved by the Arrangers which acquires Equity Interests in the Parent (including from an existing Permitted Holder) on or prior to the Phase II Closing Date, (xi) any other investment fund Controlled and managed by (or managed by a Controlled Affiliate of) the same general partner or investment manager as any of the investment funds referred to in clause (i) through (x) above, and (xiii) any co-investors with respect to any of the foregoing investment funds investing in Equity Interests of the Parent on or prior to the earlier of the Phase II Closing Date or the date on which the Phase II Acquisition Agreement is terminated or expires.

                  "Permitted Holdings Debt" means Indebtedness of Holdings which
(i) does not mature, and is not subject to mandatory repurchase, redemption or amortization (other than pursuant to customary asset sale or change in control provisions requiring redemption or repurchase only if and to the extent then permitted by this Agreement), in each case, prior to the date that is six months after the Tranche B Maturity Date, (ii) is not secured by any assets of Holdings, the Borrower or any Subsidiary, (iii) is not Guaranteed by the Borrower or any Subsidiary, (iv) is not exchangeable or convertible into Indebtedness of Holdings (except other Permitted Holdings Debt), the Borrower or any Subsidiary or any preferred stock or other Equity Interest (other than common equity or Non-Cash Pay Preferred Stock of the Parent or Holdings, provided that any such exchange or conversion, if effected, would not result in a Change in Control) and (v) if subordinated, is subordinated to the Obligations pursuant to a written instrument delivered, and reasonably satisfactory, to the Administrative Agent or on terms substantially identical to (and no less favorable in any significant respect to the Lenders than) the subordination terms applicable to the Senior Subordinated Debt.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing or allowing for liquidation at the original par value at the option of the holder within one year from the date of acquisition thereof;

                  (b) investments in commercial paper (other than commercial paper issued by the Parent, Holdings, the Borrower, the Permitted Holders or any of their Affiliates) maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances, time deposits or overnight bank deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
(c) above; and

                  (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

                  "Permitted Subordinated Indebtedness" means Indebtedness of the Borrower which (i) does not mature, and is not subject to mandatory repurchase, redemption or amortization (other than pursuant to customary asset sale or change in control provisions requiring redemption or repurchase only if and to the extent then permitted by this Agreement), in each case, prior to the date that is six months after the Tranche B Maturity Date, (ii) is not secured by any assets of Holdings, the Borrower or any Subsidiary, (iii) is not exchangeable or convertible into Indebtedness of Holdings, the Borrower or any Subsidiary or any preferred stock or other Equity Interest (other than common equity or Non-Cash Pay Preferred Stock of the Parent or Holdings, provided that any such exchange or conversion, if effected, would not result in a Change in Control) and (iv) is, together with any Guarantee thereof by any Subsidiary (a "Permitted Subordinated Guarantee"), subordinated to the Obligations pursuant to a written instrument delivered, and reasonably satisfactory, to the Administrative Agent or on terms substantially identical to (and no less favorable in any significant respect to the Lenders than) the subordination terms applicable to the Senior Subordinated Debt.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Phase I Equity Financing" means (i) purchases by Permitted Holders of Equity Interests of the Parent and/or contributions by Permitted Holders to the equity capital of the Parent for aggregate cash consideration of $655,000,000, (ii) the use by the Parent of the full amount of such cash consideration to purchase common Equity Interests or Non-Cash Pay Preferred Stock of Holdings and/or to make a cash contribution to the common equity of Holdings and (iii) the use by Holdings of the full amount of such cash received from the Parent to make a cash contribution to the common equity of the Borrower, in each case on or prior to the Effective Date.

                  "Phase II Acquired Business" means all or substantially all of the assets currently comprising the telephone and internet directory services business of Dex in the Phase II Territories, including the rights to use for an agreed period of time the Qwest name and trademarks in operating such businesses.

                  "Phase II Acquisition" means the acquisition pursuant to the Phase II Acquisition Agreement by the Parent of the Phase II Acquired Business for a purchase price of $4,300,000,000 in cash, subject to adjustment as set forth in the Phase II Acquisition Agreement, and the other transactions contemplated by the Phase II Acquisition Agreement and the documents related thereto.

                  "Phase II Acquisition Agreement" means the Purchase Agreement dated as of August 19, 2002, among Dex, Qwest Services, Qwest and Dex Holdings LLC.

                  "Phase II Borrower" means Dex Media West LLC, a Delaware limited liability company, which is a subsidiary of Phase II Holdings.

                  "Phase II Borrower Permitted Acquisition" means an acquisition by the Phase II Borrower of a Person or substantially all the assets of a Person that will become a subsidiary of the Phase II Borrower and a Guarantor of the Phase II Senior Facilities, which acquisition is permitted by the terms of the Phase II Senior Facilities.

                  "Phase II Closing Date" means the date upon which the Phase II Acquisition is consummated.

                  "Phase II Equity Financing" means (i) purchases of Equity Interests of the Parent and/or contributions to the equity capital of the Parent for aggregate cash consideration of $50,000,000, (ii) the use by the Parent of the full amount of such cash consideration to purchase common Equity Interests or Non-Cash Pay Preferred Stock of Holdings and/or to make a cash contribution to the common equity of Holdings and (iii) the use by Holdings of the full amount of such cash received from the Parent to make a cash contribution to the common equity of the Borrower, in each case on or prior to the Phase II Closing Date.

                  "Phase II Holdings" means Dex Media West, Inc., a Delaware corporation, all of the Equity Interests of which are owned by the Parent.

                  "Phase II Payment" means the distribution to the Parent, simultaneously with (and subject to) the consummation of the Phase II Acquisition, of up to the cash proceeds of the Phase II Equity Financing and the proceeds of the Tranche A Term Loans made on the Phase II Closing Date for the purpose of paying a portion of the purchase price for the Phase II Acquisition.

                  "Phase II Senior Facilities" means the senior secured credit facilities to be made available to the Phase II Borrower in connection with the Phase II Acquisition.

                  "Phase II Separate Financing Tranche B Term Loan" means the Tranche B Term Loan under the Phase II Senior Facilities to be made available to the Phase II Borrower in connection with the Phase II Acquisition.

                  "Phase II Separate Financing Tranche B Term Loan Applicable Rate" means the interest rate spread per annum in respect of any Eurocurrency Borrowings or alternate base rate borrowings for any Phase II Separate Financing Tranche B Term Loan.

                  "Phase II Territories" means Arizona, Idaho, Montana, Oregon, Utah, Washington and Wyoming.

                  "Phase II Ticking Fees" means the commitment and ticking fees payable in respect of the commitment to provide the Phase II Facilities and the commitment to provide the Phase II Bridge Facilities (as defined in the Fee Letter), in each case pursuant to the terms of the Fee Letter.

                  "Phase II Tranche A Commitment" means with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Phase II Closing Date.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Prepayment Event" means any (a) Asset Disposition, (b) Equity Issuance, (c) Debt Issuance or (d) Damages Event.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Pro Forma Leverage Ratio" means, on any date, the ratio of
(a) Total Indebtedness as of such date (giving effect to any incurrence or repayment of Indebtedness on such date, including as a result of any acquisition to be consummated on such date) to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date (calculated by giving pro forma effect to any material acquisitions or dispositions consummated after the commencement of such period or to be consummated on the calculation date as if such acquisitions or dispositions had been consummated on the first day of such period).

                  "Publishing Agreement" means the Publishing Agreement dated as of the Effective Date among Dex Holdings LLC, the Borrower, GPP LLC and Qwest Corp.

                  "Qwest" means Qwest Communications International Inc., a Delaware corporation.

                  "Qwest Corp." means Qwest Corporation, a Colorado corporation.

                  "Qwest Services" means Qwest Services Corporation, a Colorado corporation.

                  "Register" has the meaning set forth in Section 9.04.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the directors, officers, employees, agents, trustees, Controlling Persons and advisors of such Person and of each of such Person's Affiliates.

                  "Release" means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

                  "Required Lenders" means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time. For purposes of determining the Required Lenders at any time, the amount of any Tranche B Euro Loan shall be the US Dollar Equivalent of the principal amount thereof at such time.

                  "Required Percentage" has the meaning assigned to such term in
Section 2.11(c).

                  "Requirement of Law" means, with respect to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation (including Environmental Laws and ERISA) or order, decree or other determination of an arbitrator or a court or other Governmental Authority applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation, termination or amendment of any Equity Interests in Holdings, the Borrower or any Subsidiary or of any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrower or any Subsidiary.

                  "Revolving Availability Period" means the period from but excluding the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $100,000,000.

                  "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

                  "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

                  "Revolving Loan" means a Loan made pursuant to clause (c) of
Section 2.01.

                  "Revolving Maturity Date" means November 8, 2008, or, if such day is not a Business Day, the next preceding Business Day.

                  "S&P" means Standard & Poor's Ratings Group, Inc.

                  "Secured Parties" has the meaning assigned to such term in the Collateral Agreement.

                  "Security Documents" means the Collateral Agreement, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 or pursuant to the Collateral Agreement to secure any of the Obligations.

                  "Security Interests" has the meaning assigned to such term in the Collateral Agreement.

                  "Sellers" means Qwest, Qwest Services, Qwest Corp. and Dex.

                  "Senior Indebtedness" means at any time, Total Indebtedness at such time, except (to the extent counted as Total Indebtedness) the Senior Subordinated Debt, Permitted Subordinated Debt, Permitted Holdings Debt and any other Indebtedness of Holdings not Guaranteed by the Borrower or any Subsidiary.

                  "Senior Leverage Ratio" means, on any date, the ratio of (a) Senior Indebtedness as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date.

                  "Senior Secured Indebtedness" means at any time, the principal amount of all the Obligations and all other Senior Indebtedness, other than unsecured Senior Indebtedness, in each case included in Total Indebtedness at such time.

                  "Senior Secured Leverage Ratio" means, on any date, the ratio of (a) Senior Secured Indebtedness as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date.

                  "Senior Subordinated Debt" means the Indebtedness represented by the Senior Subordinated Notes (including the Note Guarantees, Exchange Notes (each as defined in the Senior Subordinated Debt Documents), guarantees of Exchange Notes and any replacement Exchange Notes).

                  "Senior Subordinated Debt Documents" means the indenture under which the Senior Subordinated Debt was issued and all other instruments, agreements and other documents evidencing or governing the Senior Subordinated Debt or providing for any Guarantee or other right in respect thereof.

                  "Senior Subordinated Notes" means the Borrower's Senior Subordinated Notes due 2012 to be issued on or prior to the Effective Date in the aggregate principal amount of $525,000,000.

                  "Senior Unsecured Debt" means the Indebtedness represented by the Senior Unsecured Notes (including the Note Guarantees, Exchange Notes (each as defined in the Senior Unsecured Debt Documents), guarantees of Exchange Notes and any replacement Exchange Notes).

                  "Senior Unsecured Debt Documents" means the indenture under which the Senior Unsecured Debt was issued and all other instruments, agreements and other documents evidencing or governing the Senior Unsecured Debt or providing for any Guarantee or other right in respect thereof.

                  "Senior Unsecured Notes" means the Borrower's Senior Unsecured Notes due 2009 to be issued on or prior to the Effective Date in the aggregate principal amount of $450,000,000.

                  "Shared Services" means the centralized services utilizing the Shared Services Assets and Operations which are provided by the Parent to Permitted Businesses conducted by the Borrower and its Subsidiaries, the Phase II Borrower and its subsidiaries (including any "unrestricted subsidiaries" permitted by the Phase II Senior Facilities) and/or Unrestricted Subsidiaries in accordance with the provisions of Section 6.21(c).

                  "Shared Services Assets and Operations" means (a) the information technology assets and related operations and (b) the general administrative and corporate level services and related assets, in each case that are owned and operated by the Parent and used to provide centralized services with respect to Permitted Businesses conducted by (i) the Borrower and its subsidiaries, (ii) if the Phase II Closing Date occurs, the Phase II Borrower and its subsidiaries (including any unrestricted subsidiaries permitted by the Phase II Senior Facilities) and (iii) any Unrestricted Subsidiaries permitted hereunder.

                  "Shared Services Payments" means payments by the Borrower and its Subsidiaries in cash to the Parent in respect of the provision by the Parent to the Borrower and its subsidiaries of Shared Services; provided, however, that all such payments shall be made solely to reimburse the Parent for those actual cash costs (including accrued costs payable by the Parent in cash within the 30-day period after receipt of a Shared Services Payment) associated with the Shared Services Assets and Operations that are directly attributable or otherwise allocable to the provision of such services to the Borrower and its Subsidiaries (it being understood that to the extent that any of the costs of such services cannot be clearly allocated as between the Borrower and its Subsidiaries, on the one hand, and the Phase II Borrower and its subsidiaries or Unrestricted Subsidiaries, on the other hand, such costs shall be allocated on a fair and reasonable basis).

                  "Sponsors" means Carlyle Partners III, L.P. and Welsh, Carson, Anderson & Stowe IX, L.P.

                  "Standby Receivables Purchase Agreement" means the Standby Receivables Purchase Agreement dated as of the Effective Date between the Parent and the Borrower, substantially in the form of Exhibit F.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Subsidiary" means (a) any subsidiary of Holdings on the Effective Date, including the Borrower, and (b) each subsidiary of Holdings organized or acquired after the Effective Date that has not been designated as an Unrestricted Subsidiary in accordance with the provisions of Section 6.22. For purposes of the representations and warranties made herein on (and the conditions to borrowing on) the Effective Date, the Acquisition and the Merger shall be assumed to have already been consummated.

                  "Subsidiary Loan Party" means any Subsidiary other than the Borrower that is not a Foreign Subsidiary.

                  "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

                  "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

                  "Swingline Lender" means JPMorgan Chase Bank, in its capacity as lender of Swingline Loans hereunder.

                  "Swingline Loan" means a Loan made pursuant to Section 2.04.

                  "Tax Payments" means payments in cash in respect of Federal, state and local (i) income, franchise and other similar taxes and assessments imposed on (or measured by) net income which are paid or payable by or on behalf of the Borrower and its Subsidiaries or which are directly attributable to (or arising as a result of) the operations of the Borrower and its Subsidiaries and
(ii) taxes which are not determined by reference to income, but which are imposed on a direct or indirect owner of the Borrower as a result of such owner's ownership of the equity of the Borrower (such taxes in clauses (i) and (ii), "Applicable Taxes").

                  "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loans" means Tranche A Term Loans and Tranche B Term Loans.

                  "Territories" means the states of Colorado, Iowa, Minnesota, Nebraska, New Mexico, North Dakota and South Dakota and the metropolitan statistical area of El Paso, Texas.

                  "Total Indebtedness" means, as of any date, the aggregate principal amount of Indebtedness of Holdings, the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP.

                  "Trademark License Agreement" means the Trademark License Agreement dated as of the Effective Date, among Qwest, Dex Holdings LLC, the Borrower and GPP LLC.

                  "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Effective Date or the Phase II Closing Date, as the case may be, expressed as an amount representing the maximum principal amount of the Tranche A Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section
9.04. The initial amount of each Lender's Tranche A Commitment is set forth on
Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial amount of the Lenders' Tranche A Commitments is $690,000,000.

                  "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

                  "Tranche A Maturity Date" means November 8, 2008, or, if such day is not a Business Day, the next preceding Business Day.

                  "Tranche A Term Loan" means a Loan made pursuant to clause (a) of Section 2.01.

                  "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments that are denominated in dollars is $660,700,000, and the initial aggregate amount of the Lenders' Tranche B Commitments that are denominated in Euro are
(euro)40,000,000.

                  "Tranche B Euro Loan" means a Tranche B Term Loan that is denominated in Euro.

                  "Tranche B Lender" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

                  "Tranche B Maturity Date" means May 8, 2009, or, if such day is not a Business Day, the next preceding Business Day.

                  "Tranche B Term Loan" means a Loan made pursuant to clause (b) of Section 2.01.

                  "Transactions" means the Acquisition and the Financing Transactions.

                  "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "Unrestricted Subsidiary" means any subsidiary of Holdings that has been designated as an Unrestricted Subsidiary by Holdings pursuant to and in compliance with Section 6.22. No Unrestricted Subsidiary may own any Equity Interests of the Borrower, a Subsidiary or Phase II Holdings or any of its subsidiaries (other than an "unrestricted subsidiary" of Phase II Holdings pursuant to the credit agreement relating to the Phase II Senior Facilities).

                  "US Dollar Equivalent" means, on any date of determination,
(a) with respect to any amount in dollars, such amount, and (b) with respect to any amount in Euro, the equivalent in dollars of such amount, determined by the Administrative Agent using the Exchange Rate with respect to Euro as of such date.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").

                  SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Any reference made in this Agreement or any other Loan Document to any consolidated financial statement or statements of Holdings, the Borrower and the Subsidiaries means such financial statement or statements prepared on a combined basis for Holdings, the Borrower and the Subsidiaries pursuant to GAAP and accounting for any Unrestricted Subsidiary on an unconsolidated basis as investments, not utilizing the equity method.

                  SECTION 1.05 Provisions Applicable to Tranche B Euro Loans.
Schedule 1.05 sets forth additional terms of this Agreement applicable to Tranche B Euro Loans, which terms are hereby incorporated into this Agreement in their entirety. Each provision of this Agreement is subject to the provisions set forth in Schedule 1.05 to the extent any such provision relates to Tranche B Euro Loans, the London Agent or the Lenders providing the Tranche B Euro Loans.

                                  ARTICLE II.
                                  -----------

                                  The Credits
                                  -----------

                  SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make Tranche A Term Loans to the Borrower in a principal amount not exceeding its Tranche A Commitment (i) on the Effective Date, provided that the aggregate principal amount of all Tranche A Term Loans made on the Effective Date shall not exceed $530,000,000 and (ii) on the Phase II Closing Date, provided that the aggregate principal amount of all Tranche A Term Loans made on the Phase II Closing Date shall not exceed $160,000,000, (b) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not (after giving effect to any concurrent use of the proceeds thereof to repay Swingline Loans or LC Disbursements) result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment; provided, however, that Revolving Loans will be available on the Effective Date in an amount not to exceed $50,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

                  SECTION 2.02 Loans and Borrowings (a) (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan.

                  (c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 Eurocurrency Borrowings outstanding.

                  (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

                  SECTION 2.03 Requests for Borrowings. To request funding of a Revolving Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

                  (ii) the aggregate amount of such Borrowing;

                  (iii) the date of such Borrowing, which shall be a Business
Day;

                  (iv) subject to the proviso to the first sentence of Section 2.02(b), whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

                  (v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
Section 2.06.


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


If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04 Swingline Loans (a) (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in
(i) the aggregate principal amount of outstanding Swingline Loans exceeding $5,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

                  (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

                  (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that no Lender shall be required to acquire a participation in any Swingline Loan to the extent that doing so would cause the Revolving Exposure of such Lender to exceed such Lender's Revolving Commitment. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

                  SECTION 2.05 Letters of Credit (a) . (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account or the account of any Subsidiary, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank on the Effective Date and, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $15,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

                  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

                  (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that no Lender shall be required to acquire a participation in any Letter of Credit to the extent that doing so would cause the Revolving Exposure of such Lender to exceed such Lender's Revolving Commitment.

                  (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that (whether or not the conditions in Section 4.02 are satisfied or a Default exists) each of the Administrative Agent and the Borrower shall have the absolute and unconditional right to require that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

                  (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the provisions of this Section 2.05(f) shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

                  (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                  (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                  (j) Cash Collateralization. If any Event of Default under clauses (a), (b), (h) or (i) of Article VII shall occur and be continuing or if the Loans have been accelerated pursuant to Article VII as a result of any other Event of Default, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit under this Section or Section 2.11(b) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement, and the Borrower hereby grants to the Agent, for the benefit of the Secured Parties, a security interest in all funds and investments from time to time in such account, and in the proceeds thereof, to secure the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral under this Section 2.05(j) as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after the applicable Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Default shall have occurred and be continuing.

                  SECTION 2.06 Funding of Borrowings (a) . (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans and Swingline Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

                  (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.07 Interest Elections (a) . (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

                  (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses
(iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

                  (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.08 Termination and Reduction of Commitments (a) .(a) Unless previously terminated, (i) Tranche A Commitments in the aggregate principal amount of (x) $530,000,000 shall terminate at 5:00 p.m., New York City time, on the Effective Date and (y) $160,000,000 shall terminate at 5:00 p.m., New York City time, on the earlier of (A) the Phase II Closing Date and (B) December 15, 2003, (ii) the Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

                  (b) The Borrower may at any time, without premium or penalty, terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

                  (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

                  SECTION 2.09 Repayment of Loans; Evidence of Debt (a) . (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably satisfactory to the Administrative Agent. Such promissory note shall state that it is subject to the provisions of this Agreement. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  SECTION 2.10 Amortization of Term Loans (a) . (a) The Borrower shall repay Tranche A Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date (each such date being called an "Installment Date"):

                      DATE                                       AMOUNT
               September 30, 2003                              $13,250,000
               December 31, 2003                               $13,250,000
               March 31, 2004                                  $14,575,000
               June 30, 2004                                   $14,575,000
               September 30, 2004                              $15,900,000
               December 31, 2004                               $15,900,000
               March 31, 2005                                  $19,875,000
               June 30, 2005                                   $19,875,000
               September 30, 2005                              $19,875,000
               December 31, 2005                               $19,875,000
               March 31, 2006                                  $26,500,000
               June 30, 2006                                   $26,500,000
               September 30, 2006                              $26,500,000
               December 31, 2006                               $26,500,000
               March 31, 2007                                  $27,825,000
               June 30, 2007                                   $27,825,000
               September 30, 2007                              $27,825,000
               December 31, 2007                               $27,825,000
               March 31, 2008                                  $36,437,500
               June 30, 2008                                   $36,437,500
               September 30, 2008                              $36,437,500
               Tranche A Maturity Date                         $36,437,500

; provided, however, that, in the event that Tranche A Term Loans are made on the Phase II Closing Date, the principal amount payable in respect of Tranche A Term Loans on each Installment Date that falls after the Phase II Closing Date shall be increased by an amount equal to the product of (i) the aggregate amount of all Tranche A Term Loans that are made on the Phase II Closing Date and (ii) a fraction (expressed as a decimal), the numerator of which is the amount of the installment set forth for such Installment Date in the above schedule and the denominator of which is the aggregate principal amount of all installments set forth in such schedule in respect of all Installment Dates that occur after the Phase II Closing Date.

                  In the event that less than $530,000,000 of Tranche A Term Loans are made on the Effective Date, then the installments set forth in the above schedule shall automatically be reduced pro rata by an aggregate amount equal to the excess of $530,000,000 over the amount of Tranche A Term Loans made on the Effective Date, and such reductions shall be taken into account for purposes of the proviso in the immediately preceding paragraph.

                  (b) Subject to adjustment pursuant to paragraph (d) of this Section, the Borrower shall repay Tranche B Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:


                                AMOUNT OF DOLLAR           AMOUNT OF EURO
                                DENOMINATED LOANS        DENOMINATED LOANS
DATE                              TO BE REPAID              TO BE REPAID
September 30, 2003                  $6,607,000              (euro)400,000
December 31, 2003                   $6,607,000              (euro)400,000
March 31, 2004                      $6,607,000              (euro)400,000
June 30, 2004                       $6,607,000              (euro)400,000
September 30, 2004                  $6,607,000              (euro)400,000
December 31, 2004                   $6,607,000              (euro)400,000
March 31, 2005                      $6,607,000              (euro)400,000
June 30, 2005                       $6,607,000              (euro)400,000
September 30, 2005                  $6,607,000              (euro)400,000
December 31, 2005                   $6,607,000              (euro)400,000
March 31, 2006                      $6,607,000              (euro)400,000
June 30, 2006                       $6,607,000              (euro)400,000
September 30, 2006                  $6,607,000              (euro)400,000
December 31, 2006                   $6,607,000              (euro)400,000
March 31, 2007                      $6,607,000              (euro)400,000
June 30, 2007                       $6,607,000              (euro)400,000
September 30, 2007                  $6,607,000              (euro)400,000
December 31, 2007                   $6,607,000              (euro)400,000
March 31, 2008                      $6,607,000              (euro)400,000
June 30, 2008                       $6,607,000              (euro)400,000
September 30, 2008                $125,533,000            (euro)7,600,000
December 31, 2008                 $125,533,000            (euro)7,600,000
March 31, 2009                    $138,747,000            (euro)8,400,000
Tranche B Maturity Date           $138,747,000            (euro)8,400,000

                  (c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

                  (d) Any mandatory or optional prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section first, in direct order of the first four scheduled payments to become due under Section 2.10(a) or (b), and thereafter, ratably. If the initial aggregate amount of the Lenders' Tranche B Commitments exceeds the aggregate principal amount of Tranche B Term Loans that are made on the Effective Date, then the scheduled repayments of Tranche B Term Borrowings to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess.

                  (e) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

                  SECTION 2.11 Prepayment of Loans (a) . (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (but subject to Section 2.16), in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or $500,000 or more, in the case of Swingline Loans) or, if less, the amount outstanding, subject to the requirements of this Section.

                  (b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

                  (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Parent, Holdings, the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, not later than the Business Day next after the date on which such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to the Required Percentage of such Net Proceeds or, in the case of an Equity Issuance by the Parent at any time prior to an IPO of Holdings or a Damages Event, in each case occurring after the Phase II Closing Date, the Required Percentage of the Allocable Net Proceeds of such Prepayment Event; provided that, in the case of any Asset Disposition, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower or a Subsidiary intends to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to acquire real property, equipment or other assets to be used in the business of the Borrower or such Subsidiaries or to fund a Permitted Acquisition in accordance with the terms of Section 6.04, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. For purposes hereof, "Required Percentage" shall mean: (i) in the case of an Asset Disposition, 100%; (ii) in the case of a Debt Issuance,
(A) if on the date of the relevant issuance, the Pro Forma Leverage Ratio is greater than 4.0 to 1.0, 100% or (B) if on the date of the relevant issuance, the Pro Forma Leverage Ratio is less than or equal to 4.0 to 1.0, 0% (it being understood that a portion of such Net Proceeds from a Debt Issuance may be applied so as to reduce such Pro Forma Leverage Ratio to less than 4.0 to 1.0, and that the Required Percentage for the remainder of such Net Proceeds shall be 0%); and (iii) in the case of an Equity Issuance, (A) if on the date of the relevant prepayment, the Pro Forma Leverage Ratio is greater than 4.0 to 1.0, 50% or (B) on the date of the relevant prepayment, the Pro Forma Leverage Ratio is less than or equal to 4.0 to 1.0, 0% (it being understood that a portion of such Net Proceeds from an Equity Issuance may be applied so as to reduce such Pro Forma Leverage Ratio to less than 4.0 to 1.0, and that the Required Percentage for the remainder of such Net Proceeds shall be 0%).

                  (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2003, the Borrower will prepay Term Borrowings in an aggregate amount equal to 75% of Excess Cash Flow for such fiscal year; provided, that if the Senior Secured Leverage Ratio at the end of any such fiscal year, after giving effect on a pro forma basis to repayments and incurrences of Indebtedness (except repayments of Revolving Loans not accompanied by an equivalent permanent reduction in Revolving Commitments) made at any time after the end of such fiscal year, is equal to or less than
2.50 to 1.00, the Borrower will prepay Term Borrowings in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year (it being understood that a portion of such Excess Cash Flow may be applied so as to reduce such pro forma Senior Secured Leverage Ratio to less than 2.50 to 1.00, and that the applicable percentage for such Excess Cash Flow thereafter to be applied shall be 50%). Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 100 days after the end of such fiscal year).

                  (e) Prior to any optional or, subject to Sections 2.11(c) and
(d), mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section. All optional or mandatory prepayments of Tranche B Term Loans shall be allocated between Tranche B Term Borrowings denominated in dollars and those denominated in Euro pro rata based on the aggregate principal amount of Borrowings outstanding in each currency. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that, so long as and to the extent that any Tranche A Term Borrowings remain outstanding, any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall be applied to prepay Tranche A Term Borrowings. For purposes of determining any pro rata allocation contemplated under this paragraph at any time, the amount of any Tranche B Euro Loan shall be the US Dollar Equivalent of the principal amount thereof at such time.

                  (f) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 3:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment or to prepay such Borrowing in full. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest and other amounts to the extent required by Sections 2.13 and 2.16.

                  SECTION 2.12 Fees (a) . (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Revolving Commitment or Phase II Tranche A Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the dates on which such Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

                  (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate from time to time in effect for purposes of determining the interest rate applicable to Eurocurrency Revolving Loans on the daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and
(ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) Except in the case of mandatory prepayments required under
Section 2.11(c) as a result of a Prepayment Event referred to in clause (a), (b) or (d) of the definition of the term Prepayment Event or required under Section 2.11(d), all voluntary and mandatory prepayments of Tranche B Term Loans will be accompanied by payment of a prepayment fee equal to (i) 2.0% of the aggregate amount of such prepayment, if such prepayment is made during the first year after the Effective Date and (ii) 1.0% of the aggregate amount of such prepayment, if such prepayment is made during the second year after the Effective Date.

                  (d) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

                  (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.13 Interest (a) . (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

                  (b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

                  (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

                  (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing; provided, however, that, in the case of a notice received pursuant to clause (b) above, if the Administrative Agent is able prior to the commencement of such Interest Period to ascertain, after using reasonable efforts to poll the Lenders giving such notice, that a rate other than the Alternate Base Rate would adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period, the Administrative Agent shall notify the Borrower of such alternate rate and the Borrower may agree by written notice to the Agent prior to the commencement of such Interest Period to increase the Applicable Rate for the Loans included in such Borrowing for such Interest Period to result in an interest rate equal to such alternate rate, in which case such increased Applicable Rate shall apply to all the Eurocurrency Loans included in the relevant Borrowing.

                  SECTION 2.15 Increased Costs (a) . (a) If any Change in Law (except with respect to Taxes, which shall be governed by Section 2.17) shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or


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


                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time after submission by such Lender to the Borrower of a written request therefor, the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Bank setting forth in reasonable detail the matters giving rise to a claim under this Section
2.15 and the calculation of such claim by such Lender or the Issuing Bank or its holding company, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith) or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.19 or Section 9.02(c), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall consist of an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.17 Taxes (a) . (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto. A certificate as to the amount of such payment or liability prepared in good faith and delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be presumed correct, provided that upon reasonable request of the Borrower, a Lender shall provide all relevant information reasonably accessible to it justifying such amount.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation.

                  (f) If the Administrative Agent, a Lender or the Issuing Bank determines, in its reasonable judgment, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this
Section 2.17, it shall pay over such refund to the Borrower within a reasonable period of time (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

                  SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs (a) . (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

                  (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). For purposes of determining the respective amounts of any purchases required by this paragraph in respect of any disproportionate payment received by any Lender, the amount of each Tranche B Euro Loan shall be the US Dollar Equivalent of the principal amount thereof at the time the payment giving rise to such purchases is received by the applicable Lender. The Borrower


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

consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.19 Mitigation Obligations; Replacement of Lenders
(a) . (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and such Lender shall be released from all obligations hereunder. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III.
                                  ------------

                         Representations and Warranties
                         ------------------------------

                  Each of Holdings and the Borrower and, solely for purposes of
Section 3.01, 3.02, 3.03, 3.08 and 3.12, the Parent represents and warrants to the Lenders that:

                  SECTION 3.01 Organization; Powers. Each of the Parent, Holdings, the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 3.02 Authorization; Enforceability. The Transactions entered into and to be entered into by the Parent and each Loan Party are within the Parent's or such Loan Party's (as the case may be) corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action. This Agreement has been duly executed and delivered by each of the Parent, Holdings and the Borrower and constitutes, and each other Loan Document to which the Parent or any Loan Party is to be a party, when executed and delivered by the Parent or such Loan Party (as the case may be), will constitute, a legal, valid and binding obligation of the Parent, Holdings, the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, limited liability company agreement, by-laws or other organizational documents of the Parent, Holdings, the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent, Holdings, the Borrower or any of its Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by the Parent, Holdings, the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent, Holdings, the Borrower or any of its Subsidiaries, except Liens permitted under Section 6.02.

                  SECTION 3.04 Financial Condition; No Material Adverse Change
(a) . (a) The Borrower has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders equity and cash flows of the Acquired Business (i) as of and for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, reported on by KPMG LLP, independent public accountants, without qualification and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2002, reviewed by KPMG LLP, independent public accounts, as provided in Statement on Auditing Standards No. 71, without qualification. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Acquired Business as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                  (b) The Borrower has heretofore furnished to the Lenders its pro forma consolidated balance sheet as of June 30, 2002 prepared giving effect to the Transactions (other than the Phase II Equity Financing) as if such Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by Holdings and the Borrower to be reasonable), (ii) is based on the best information available to Holdings and the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of such date, as if the Transactions had occurred on such date.

                  (c) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings, the Borrower or its Subsidiaries has, as of the Effective Date, any contingent liabilities, unusual long-term commitments or unrealized losses that, individually or in the aggregate, could reasonably be excepted to result in a Material Adverse Effect.

                  (d) Since December 31, 2001, there has been no material adverse change in the business, operations, prospects, assets, liabilities or financial condition of the Acquired Business of Holdings, the Borrower and its Subsidiaries, taken as a whole.


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


                  SECTION 3.05 Properties (a) Each of Holdings, the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) Each of Holdings, the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Holdings, the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except, in each case, for any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions.

                  SECTION 3.06 Litigation and Environmental Matters (a) . (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings, the Borrower, any of its Subsidiaries or any of their respective executive officers or directors (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

                  (b) Except for either the Disclosed Matters or any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any facts or circumstances which are reasonably likely to form the basis for any Environmental Liability.

                  SECTION 3.07 Compliance with Laws and Agreements. Each of Holdings, the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 3.08 Investment and Holding Company Status. None of the Parent, Holdings, the Borrower or any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 3.09 Taxes. Each of the Parent, Holdings, the Borrower and its Subsidiaries has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except any Taxes that are being contested in good faith by appropriate proceedings and for which the Parent, Holdings, the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves.

                  SECTION 3.10 ERISA; Margin Regulations (a) . (a) During the five year period prior to the date on which this representation is made or deemed to be made with respect to any Plan or Multiemployer Plan, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability has occurred during such five year period or for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that would reasonably be expected to have a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that would reasonably be expected to have a Material Adverse Effect.

                  (b) None of Holdings, the Borrower or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, in any manner that would entail a violation of the Regulations of the Board, including Regulation T, U or X.

                  SECTION 3.11 Disclosure. Neither the Information Memorandum nor any of the other written reports, financial statements, certificates or other written information, taken as a whole, furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as of the date thereof and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable (i) at the time such projected financial information was prepared, (ii) on the date of the Information Memorandum and
(iii) as of the date hereof.

                  SECTION 3.12 Subsidiaries. As of the Effective Date, the Parent does not have any subsidiaries other than Holdings, the Borrower and the Borrower's Subsidiaries, and Holdings does not have any subsidiaries other than the Borrower and the Borrower's Subsidiaries. Schedule 3.12 sets forth (i) the name of, and the ownership interest of the Parent in, each subsidiary of the Parent and identifies each subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date, (ii) the name of, and the ownership interest of Holdings in, each subsidiary of Holdings and identifies each subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date, and (iii) the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date.

                  SECTION 3.13 Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Holdings, the Borrower and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. Holdings and the Borrower believe that the insurance maintained by or on behalf of Holdings, the Borrower and its Subsidiaries is adequate.

                  SECTION 3.14 Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (a) the hours worked by and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters; (b) all payments due from Holdings, the Borrower or any Subsidiary, or for which any claim may be made against Holdings, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary; and (c) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.

                  SECTION 3.15 Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans and to the rights of reimbursement, contribution and subrogation created by the Collateral Agreement, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able


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to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

                  SECTION 3.16 Senior Indebtedness. The Obligations constitute "Senior Indebtedness" under and as defined in the Senior Subordinated Debt Documents.

                  SECTION 3.17 Acquisition. As of the Effective Date, each of the Acquisition Agreement and the Core Qwest Agreements has been duly authorized, executed and delivered by each of the parties thereto and constitutes a legal, valid and binding obligation of each such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. A true, correct and complete copy (including any amendments and waivers) of the Acquisition Agreement and of each of the Core Qwest Agreements has been furnished to the Administrative Agent.

                  SECTION 3.18 Security Documents (a) . (a) The Collateral Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock (as defined in the Collateral Agreement) described in the Collateral Agreement, when stock certificates representing such Pledged Stock are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement (other than the Intellectual Property, as defined in the Collateral Agreement), when financing statements and other filings specified on Schedule 5 of the Perfection Certificate in appropriate form are filed in the offices specified on Schedule 6 of the Perfection Certificate (as updated by the Borrower from time to time in accordance with Section 5.03), the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.02(a)).

                  (b) When the Collateral Agreement or a summary thereof is properly filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in paragraph (a) above, the Collateral Agreement and such financing statements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Collateral Agreement), in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the grantors after the date hereof).

                  (c) The Mortgages, if any, entered into after the Effective Date pursuant to Section 5.13 shall be effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed in the proper real estate filing offices, such Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of Loan Parties in such Mortgages Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Person pursuant to Liens expressly permitted by Section 6.02(a).

                  SECTION 3.19 Liens. There are no Liens of any nature whatsoever on any properties of Holdings, the Borrower or any of its Subsidiaries other than Permitted Encumbrances and Liens permitted by Section 6.02(a).

                  SECTION 3.20 No Burdensome Restrictions. None of Holdings, the Borrower or any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any Requirement of Law, which has resulted in a Material Adverse Effect.

                                  ARTICLE IV.
                                  -----------

                                  Conditions
                                  ----------

                  SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Latham & Watkins, counsel for the Borrower, substantially in the form of Exhibit B covering such other matters relating to the Loan Parties, the Loan Documents or the

         Transactions as the Required Lenders shall reasonably request. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions.

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
         Section 4.02.

                  (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

                  (f) The Collateral and Guarantee Requirement shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by
         Section 6.02 or have been released.

                  (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect.

                  (h) The Phase I Equity Financing shall have been consummated, and the Borrower shall have received, as a common capital contribution from Holdings, gross cash proceeds of not less than $655,000,000 from the Phase I Equity Financing. The Administrative Agent shall have received copies of all instruments, agreements or other documents evidencing the Phase I Equity Financing, certified by a Financial Officer as complete and correct.

                  (i) The Borrower shall have received gross cash proceeds of not less than $525,000,000 from the issuance of the Senior Subordinated Debt. The terms and conditions of the Senior Subordinated Debt and the provisions of the Senior Subordinated Debt Documents shall be reasonably satisfactory to the Arrangers. The Administrative Agent shall have received copies of the Senior Subordinated Debt Documents, certified by a Financial Officer as complete and correct.


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


                  (j) The Borrower shall have received gross cash proceeds of not less than $450,000,000 from the issuance of the Senior Unsecured Debt. The terms and conditions of the Senior Unsecured Debt and the provisions of the Senior Unsecured Debt Documents shall be reasonably satisfactory to the Arrangers. The Administrative Agent shall have received copies of the Senior Unsecured Debt Documents, certified by a Financial Officer as complete and correct.

                  (k) The Acquisition shall have been consummated or shall be consummated simultaneously with the initial funding of the Loans on the Effective Date in accordance with applicable laws and the terms of the Acquisition Agreement and any documents related thereto, without any amendment to or waiver or other modification of any material term or condition in the Acquisition Agreement or any documents related thereto not approved by the Arrangers. The Administrative Agent shall have received copies of the Acquisition Agreement and any documents related thereto and all certificates, opinions and other documents delivered thereunder, certified by a Financial Officer as complete and correct. The structure of the Acquisition and the other Transactions and all Tax, legal and environmental matters and the accounting treatment related thereto shall be consistent with the terms set forth in the Acquisition Agreement and all documents related thereto and the information delivered to the Initial Lenders and the Arrangers as of August 20, 2002. The Arrangers shall be satisfied in all respects with the terms of any agreements (including definitive documentation) to be entered into in connection with the Transactions that had not been delivered to them on or prior to August 20, 2002, including without limitation those relating to the Phase I Equity Financing. The rights and obligations of Dex Holdings LLC under the Acquisition Agreement and the Trademark License Agreement shall be assigned by Dex Holdings LLC to the Parent and the rights and obligations of Dex Holdings LLC under the Publishing Agreement and the Non-Competition Agreement shall be assigned by Dex Holdings LLC to the Borrower, in each case pursuant to written instruments of assignment and assumption reasonably satisfactory to the Arrangers.

                  (l) The Administrative Agent shall have received a certificate from the chief financial officer, principal accounting officer, treasurer or controller of Qwest that none of Qwest Services, Qwest Corp., Qwest or Dex shall be Insolvent upon the consummation of the Acquisition and the other transactions contemplated by the Acquisition Agreement.

                  (m) After giving effect to the Transactions to be consummated on the Effective Date, the Parent, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (i) the Loans, (ii) the Senior Subordinated Debt,
         (iii) the Senior Unsecured Debt and (iv) the Indebtedness set forth in
         Schedule 6.01, and (v) Non-Cash Pay Preferred Stock of Holdings issued in connection with the Phase I Equity Financing.

                  (n) All consents and approvals required to be obtained from any Governmental Authority (including but not limited to state public utility commissions) or material third parties in connection with the Transactions shall have been obtained to the extent such consents or approvals are required under applicable laws or agreements or otherwise, and all applicable regulatory appeal periods shall have expired. The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, certifying that there is no claim, action or proceeding pending or, to the knowledge of the Sponsors or the Borrower, threatened, by any Governmental Authority to enjoin, restrain or prohibit (or by any other Person that has a reasonable likelihood of enjoining, restraining or prohibiting) the Acquisition, or by any Person that has a reasonable likelihood of imposing burdensome conditions on the Acquisitions.

                  (o) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower certifying, to the best of his or her knowledge, that, on a pro forma basis after giving effect to the Transactions, the Borrower (i) will have Adjusted Consolidated EBITDA for a twelve month period ending on June 30, 2002 of not less than $345,000,000 and (ii) will have a pro forma Leverage Ratio as of June 30, 2002 of not greater than 6.50:1.00.

                  (p) Each of the Parent Agreement, the Parent Standby Credit Facility and the Standby Receivables Purchase Agreement shall have been executed and delivered and shall be in full force and effect, and the Administrative Agent shall have received satisfactory evidence thereof. The Administrative Agent shall have received copies of all documentation relating to each of the Parent Agreement, the Parent Standby Credit Facility and the Standby Receivables Purchase Agreement, certified by a Financial Officer as being complete and correct.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on December 15, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on any date, and of the Issuing Bank to issue, increase, renew or extend any Letter of Credit on any date, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

                  (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date such Loan is made or the date of issuance, increase, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided, however, that for purposes of making the representations and warranties contained in Section 3.04(d), solely in connection with a request of a Lender to make a Revolving Loan or a request of the Issuing Bank to issue, increase, renew or extend any Letter of Credit, the term "prospects" contained therein shall be disregarded.

                  (b) At the time of and immediately after giving effect to such Borrowing or the issuance, increase, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each funding of Loans and each issuance, increase, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                  SECTION 4.03 Tranche A Credit Event. The obligation of each Lender to make a Tranche A Term Loan on any date, other than such Tranche A Term Loan to be made on the Effective Date, is subject to receipt of the request therefore in accordance herewith and to the satisfaction of the following conditions:

                  (a) The Phase II Equity Financing shall have been consummated, and the Borrower shall have received, on or prior to the Phase II Closing Date, gross cash proceeds of not less than $50,000,000 from the Phase II Equity Financing in the form of a common capital contribution from Holdings. The Administrative Agent shall have received copies of all instruments, agreements or other documents evidencing such additional capital contribution, certified by a Financial Officer as complete and correct.

                  (b) The Phase II Acquisition shall have been consummated or shall be consummated simultaneously with the funding of such Tranche A Term Loans in accordance with applicable laws and the terms of the Phase II Acquisition Agreement. The Phase II Closing Date shall be no later than December 15, 2003.

                  (c) The Pro Forma Leverage Ratio on such date shall not be greater than the maximum Leverage Ratio permitted by Section 6.17 as of the last day of the fiscal quarter most recently ended on or prior to such date.

                                   ARTICLE V.
                                   ----------

                              Affirmative Covenants
                              ---------------------

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

                  SECTION 5.01 Financial Statements and Other Information. Holdings and the Borrower will furnish to the Administrative Agent and each
Lender:

                  (a) no later than the earlier of (i) 10 days after the date that Holdings is required to file a report on Form 10-K with the Securities and Exchange Commission in compliance with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (whether or not Holdings is so subject to such reporting requirements), and (ii) 100 days after the end of each fiscal year of Holdings, Holdings audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                  (b) no later than the earlier of (i) 10 days after the date that Holdings is required to file a report on Form 10-Q with the Securities and Exchange Commission in compliance with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (whether or not Holdings is so subject to such reporting requirements), and (ii) 55 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, Holdings unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter of Holdings, a summary income statement and balance sheet of Holdings and its consolidated Subsidiaries for such month and as of the last day of such month;

                  (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with the Financial Covenants, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) identifying any Subsidiary formed or acquired since the end of the previous fiscal quarter, (v) identifying any parcels of real property or improvements thereto with a value exceeding $10,000,000 that have been acquired by any Loan Party since the end of the previous fiscal quarter, (vi) identifying any changes of the type described in Section 5.03(a) that have not been previously reported by the Borrower, (vii) identifying any Permitted Acquisition or other acquisitions of going concerns and any Investments in Unrestricted Subsidiaries that have been consummated since the end of the previous fiscal quarter, including the date on which each such acquisition or Investment was consummated and the consideration therefor, (viii) identifying any material Intellectual Property (as defined in the Collateral Agreement) with respect to which a notice is required to be delivered under the Collateral Agreement and has not been previously delivered, (ix) identifying any Prepayment Events that have occurred since the end of the previous fiscal quarter and setting forth a reasonably detailed calculation of the Net Proceeds (and, if applicable, Allocable Net Proceeds) received from any such Prepayment Events, (x) if a B&C Interruption has at any time occurred, identifying and quantifying the amount of any receivables of the Borrower or its Subsidiaries which Qwest Corp. failed to purchase in accordance with the terms of the Billing and Collection Agreement and any cash payments from Qwest Corp. representing the payment of such unpurchased receivables or a payment in respect of any claim, including bankruptcy claim, of the Borrower or its Subsidiaries against Qwest Corp. relating to such unpurchased receivables, in either case that have arisen or occurred since the end of the previous fiscal quarter,
         (xi) identifying any Designated Equity Proceeds received during the previous fiscal quarter and any application of Designated Equity Proceeds during the previous fiscal quarter to Designated Equity Proceeds Uses and (xii) identifying any change in the locations at which equipment and inventory, in each case with a value in excess of $10,000,000, are located, if not owned by a Loan Party;

                  (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules, guidelines or practice);

                  (f) within 30 days after the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (broken down by month and including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

                  (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent, Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or in the event the Parent or Holdings becomes a publicly traded company, distributed by the Parent or Holdings, as applicable, to its shareholders generally; and

                  (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent, Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 5.02 Notices of Material Events. Holdings and the Borrower will furnish to the Administrative Agent and each Lender written notice of the following promptly after any Financial Officer or executive officer of Holdings, the Borrower or any Subsidiary obtains knowledge thereof:

                  (a) the occurrence of any Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent, Holdings, the Borrower or any Affiliate thereof that involves a reasonable possibility of an adverse determination and which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                  (d) the occurrence of any B&C Interruption; and

                  (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 5.03 Information Regarding Collateral (a). (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's legal name, as reflected in its organization documents, (ii) in any Loan Party's jurisdiction of organization or corporate structure and (iii) in any Loan Party's identity, Federal Taxpayer Identification Number or organization number, if any, assigned by the jurisdiction of its organization. The Borrower agrees not to effect or permit any change referred to in clauses (i) through (iii) of the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties. The Borrower also agrees promptly to notify the Administrative Agent if any damage to or destruction of Collateral that is uninsured and has a fair market value exceeding $10,000,000 occurs.

                  (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of
Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Borrower
(i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

                  SECTION 5.04 Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, contracts, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section
6.03 or any sale of assets permitted under Section 6.05.

                  SECTION 5.05 Payment of Obligations. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, pay its material Indebtedness and other material obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and
(b) Holdings, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

                  SECTION 5.06 Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 5.07 Insurance. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required to be maintained pursuant to the Security Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

                  SECTION 5.08 Casualty and Condemnation. (a) The Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any Collateral fairly valued at more than $10,000,000 or the commencement of any action or proceeding for the taking of any Collateral or any material part


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

thereof or material interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of the Security Documents and this Agreement.

                  SECTION 5.09 Books and Records; Inspection and Audit Rights. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                  SECTION 5.10 Compliance with Laws. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, including Environmental Laws, and orders of any Governmental Authority applicable to it, its operations or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.11 Use of Proceeds and Letters of Credit (a) . (a) The proceeds of the Term Loans borrowed on the Effective Date, together with the proceeds of the Revolving Loans borrowed on the Effective Date, the Phase I Equity Financing, the Senior Subordinated Debt and the Senior Unsecured Debt, will be used only for the payment of (a) the purchase price payable under the Acquisition Agreement as consideration for the Acquisition and (b) fees and expenses payable in connection with the Transactions. The proceeds of the Tranche A Term Loans borrowed after the Effective Date will be used only to fund a portion of the Phase II Payment. The proceeds of the Revolving Loans borrowed after the Effective Date and Swingline Loans will be used only for general corporate purposes of the Borrower. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. Letters of Credit will be issued only to support obligations of the Borrower and its Subsidiaries incurred for general corporate purposes.

                  (b) The proceeds of sales of receivables to the Parent pursuant to the Standby Receivables Purchase Agreement will be used solely to provide working capital for the payment of ordinary course expenses of the Borrower and its Subsidiaries.

                  SECTION 5.12 Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Effective Date, the Borrower will, within three Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent and the


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Lenders thereof and, within 10 Business Days after such Subsidiary is formed or acquired, cause the Collateral and Guarantee Requirement to be satisfied with respect to Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

                  SECTION 5.13 Further Assurances (a) . (a) Each of Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties; provided, that the Collateral and Guarantee Requirement need not be satisfied with respect to (i) real properties owned by Holdings, the Borrower or any Subsidiary with an individual fair market value (including fixtures and improvements) that is less than $10,000,000 and (ii) any real property held by Holdings, the Borrower or any Subsidiary as a lessee under a lease. Holdings and the Borrower also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                  (b) If any material asset (including any real property or improvements thereto or any interest therein) that has an individual fair market value of more than $10,000,000 is acquired by the Borrower or any Subsidiary Loan Party after the Effective Date or owned by an entity at the time it becomes a Subsidiary Loan Party (in each case other than assets constituting Collateral under the Collateral Agreement that become subject to the Lien of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such asset to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties; provided, that the Collateral and Guarantee Requirement need not be satisfied with respect to (i) real properties owned by Holdings, the Borrower or any Subsidiary with an individual fair market value (including fixtures and improvements) that is less than $10,000,000, (ii) any real property held by Holdings, the Borrower or any Subsidiary as a lessee under a lease and (iii) other assets with respect to which the Agent determines that the cost or impracticability of including such assets as Collateral would be excessive in relation to the benefits to the Secured Parties.

                  SECTION 5.14 Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter for a period of not less than three years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the Long-Term Indebtedness of Holdings and the Borrower (after taking into account all fixed-rate Long-Term Indebtedness).


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


                  SECTION 5.15 Transition of Qwest Billing. Each of Holdings and the Borrower will, and will cause each of its Subsidiaries to take such commercially reasonable actions as may be necessary or appropriate (including the exercise of rights under the Acquisition Agreement) to develop and implement and have Qwest Corp. develop and implement, as soon as reasonably practicable, the Flash-Cut Modifications and Procedures set forth on Schedule 5.15.

                  SECTION 5.16 Standby Receivables Purchase Agreement. During the continuance of a B&C Interruption which commences prior to Flash-Cut Capability having been achieved, the Borrower will sell and the Parent will purchase Acquired Receivables as and when required by the terms of the Standby Receivables Purchase Agreement; provided that this Section shall not require the purchase or sale of Acquired Receivables to the extent the cumulative aggregate purchase price would exceed $47,500,000.

                                  ARTICLE VI.
                                  -----------

                               Negative Covenants
                               ------------------

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

                  SECTION 6.01 Indebtedness; Certain Equity Securities (a) . (a) Holdings and the Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness or any Attributable Debt, except:

                  (i) Indebtedness created under the Loan Documents and any Permitted Holdings Debt, Permitted Subordinated Indebtedness or other unsecured Indebtedness of the Borrower or its Subsidiaries in each case to the extent the Net Proceeds thereof are used to refinance Indebtedness created under the Loan Documents;

                  (ii) the Senior Subordinated Debt;

                  (iii) the Senior Unsecured Debt;

                  (iv) Indebtedness existing on the date hereof and set forth in
Schedule 6.01 and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by an amount not greater than fees and expenses, including premium and defeasance costs, associated therewith) or result in a decreased weighted average life thereof;



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


                  (v) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary; provided that Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.04;

                  (vi) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of any other Subsidiary; provided that Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to
Section 6.04;

                  (vii) (A) Indebtedness and Attributable Debt of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (other than by an amount not greater than fees and expenses, including premium and defeasance costs, associated therewith) or result in a decreased average weighted life thereof; provided that (1) such Indebtedness or Attributable Debt is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (2) the aggregate principal amount of Indebtedness and Attributable Debt permitted by this clause (vii)(A) shall not exceed $30,000,000 at any time outstanding, (B) Capital Lease Obligations and Attributable Debt in respect of the Equipment Sale-Leaseback not in excess of $15,000,000 at any time outstanding and (C) Capital Lease Obligations and Attributable Debt in respect of the Headquarters Sale-Leaseback not in excess of $12,500,000 at any time outstanding;

                  (viii) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary (except to the extent such Indebtedness refinanced other Indebtedness to facilitate such entity becoming a Subsidiary) and (B) the aggregate principal amount of Indebtedness permitted by this clause (viii) shall not exceed $20,000,000 at any time outstanding;

                  (ix) other unsecured Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding;

                  (x) Permitted Holdings Debt, Permitted Subordinated Indebtedness (and any related Permitted Subordinated Guarantee) and any other unsecured Indebtedness, in each case without any limitation as to amount so long as Holdings, the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to the incurrence of such Indebtedness, with the Financial Covenants, and the Net Proceeds of such Indebtedness are applied to prepay Loans to the extent required by Section 2.11(c); and

                  (xi) Permitted Holdings Debt and Permitted Subordinated Indebtedness (and any related Permitted Subordinated Guarantee) incurred to finance a Permitted Acquisition; provided that (1) such Indebtedness is incurred at the time of or within 90 days after consummation of such Permitted Acquisition and (2) the aggregate principal amount of Indebtedness permitted by this clause (xi) shall not exceed $200,000,000 at any time outstanding.




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


                  (b) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than Non-Cash Pay Preferred Stock of Holdings.


                  SECTION 6.02 Liens (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (i) Liens created under the Loan Documents;

                  (ii) Permitted Encumbrances;

                  (iii) any Lien existing on the date hereof and set forth in
         Schedule 6.02 on any property or asset of the Borrower or any Subsidiary; provided that (A) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary (other than proceeds) and (B) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

                  (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (other than proceeds) and
         (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount not in excess of fees and expenses, including premium and defeasance costs, associated therewith) or result in a decreased average weighted life thereof;

                  (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such Liens secure Indebtedness permitted by clause (vii) of Section 6.01(a),
         (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary (other than proceeds);

                  (vi) Liens of the Parent on any Acquired Receivables (including any related claims against Qwest Corp. arising under the Billing and Collection Agreement and the proceeds of such Acquired Receivables) purchased by the Parent pursuant to the Standby Receivables Purchase Agreement; and


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

                  (vii) Liens not otherwise permitted by this Section 6.02 securing obligations other than Indebtedness and involuntary Liens not otherwise permitted by this Section 6.02 securing Indebtedness, which obligations and Indebtedness are in an aggregate amount not in excess of $20,000,000 at any time outstanding.

                  (b) Holdings will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Collateral Agreement and Permitted Encumbrances.

                  SECTION 6.03 Fundamental Changes (a) . (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a wholly-owned Subsidiary and, if any party to such merger is a Subsidiary Loan Party, a Subsidiary Loan Party, (iii) any Subsidiary may merge or consolidate with any other Person in order to effect a Permitted Acquisition and (iv) any Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than a Permitted Business.

                  (c) Holdings will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and activities incidental thereto. Holdings will not own or acquire any assets (other than shares of capital stock of the Borrower, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, obligations of Holdings in respect of Permitted Holdings Debt, obligations under any employment agreement, stock option plans or other benefit plans for management or employees of Holdings, the Borrower and its Subsidiaries, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).


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

                  SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, make, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Investment, except:

                  (a) the Acquisition;

                  (b) Permitted Investments;

                  (c) Investments existing on the date hereof and set forth on
         Schedule 6.04;

                  (d) Investments by the Borrower and its Subsidiaries in Equity Interests in (i) Subsidiaries that are Subsidiary Loan Parties immediately prior to the time of such Investments and (ii) Foreign Subsidiaries; provided that the aggregate amount of investments by Loan Parties in, loans and advances by Loan Parties to, and Guarantees by Loan Parties of Indebtedness of, Subsidiaries that are not Loan Parties (including all such investments, loans, advances and Guarantees existing on the Effective Date but excluding any such Investments made after the Effective Date with Designated Equity Proceeds) shall not exceed $20,000,000 at any time outstanding;

                  (e) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that (A) any such loans and advances made to a Loan Party shall be subordinated to the Obligations pursuant to the Affiliate Subordination Agreement and shall be evidenced by a promissory note pledged pursuant to the Collateral Agreement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (d) above;

                  (f) Guarantees constituting Indebtedness permitted by Section 6.01; provided that (i) a Subsidiary shall not Guarantee either the Senior Subordinated Debt or the Senior Unsecured Debt unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Collateral Agreement, (B) such Guarantee of the Senior Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Senior Subordinated Debt and (C) such Guarantee of the Senior Subordinated Debt and Senior Unsecured Debt provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations, and (ii) the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in clause (d) above;

                  (g) Permitted Acquisitions, provided that such Permitted Acquisitions shall be made (i) for consideration consisting of common stock of the Parent or Holdings or Non-Cash Pay Preferred Stock or with Designated Equity Proceeds or, (ii) to the extent not made for such stock consideration or with Designated Equity Proceeds, for other consideration provided that the aggregate cumulative amount of such other consideration paid after the Effective Date for all such Permitted Acquisitions (including any Indebtedness of any acquired entity existing immediately after consummation of such acquisition or repaid or assumed by Holdings or a Subsidiary in connection therewith)


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

         shall not exceed $200,000,000 or, if at the time of and after giving pro forma effect to any such Permitted Acquisition, the Pro Forma Leverage Ratio would be less than 5.00 to 1.00, $300,000,000;

                  (h) investments (including debt obligations and equity securities) received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (i) extensions of trade credit in the ordinary course of business;

                  (j) Investments consisting of non-cash consideration received in respect of sales, transfers or other dispositions of assets to the extent permitted by Section 6.05;

                  (k) Swap Agreements entered into in compliance with Section 6.07;

                  (l) loans and advances by the Borrower and any of its Subsidiaries to their employees in the ordinary course of business and for bona fide business purposes in an aggregate amount at any time outstanding not in excess of $10,000,000; and

                  (m) Investments in Unrestricted Subsidiaries and any other Person (other than Foreign Subsidiaries) made with Designated Equity Proceeds or, to the extent not made with Designated Equity Proceeds, in an aggregate amount at any time outstanding not in excess of $50,000,000.

                  SECTION 6.05 Asset Sales. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any of it Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

                  (a) sales of (x) inventory and (y) used, surplus, obsolete or worn-out equipment and Permitted Investments in the ordinary course of business;

                  (b) sales, transfers and dispositions to the Borrower or a Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

                  (c) sales of receivables on substantially the same terms that the Acquired Receivables are purchased by Qwest Corp. pursuant to the Billing and Collection Agreement as in effect on the Effective Date, including sales of receivables pursuant to and in accordance with the Billing and Collection Agreement or the Standby Receivables Purchase Agreement;

                  (d) sale and leaseback transactions permitted by Section 6.06;

                  (e) Permitted Asset Swaps;


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


                  (f) sales, transfers and dispositions of any Equity Interests in any Unrestricted Subsidiary to Persons other than the Parent, Holdings, the Borrower or any Subsidiary; and

                  (g) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate cumulative fair market value of all assets sold, transferred or otherwise disposed of after the Effective Date in reliance upon this clause (g) shall not exceed $200,000,000;

provided that (x) all sales, transfers, leases and other dispositions permitted hereby (other than pursuant to clauses (a)(y), (b) and (e) above) shall be made for at least 75% cash consideration or, in the case of Permitted Investments, sales of receivables or sale and leaseback transactions, 100% cash consideration, and (y) all sales, transfers, leases and other dispositions permitted by clauses (a) and (g) above shall be made for fair value.

                  SECTION 6.06 Sale and Leaseback Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except (a) for the Equipment Sale-Leaseback, the Headquarters Sale-Leaseback and any other such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset and (b) in each case, to the extent all Capital Lease Obligations, Attributable Debt and Liens associated with such sale and leaseback transaction are permitted by Sections 6.01(a)(vii) and 6.02(a)(v) (treating the property subject thereto as being subject to a Lien securing the related Attributable Debt, in the case of a sale and leaseback not accounted for as a Capital Lease Obligation).

                  SECTION 6.07 Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements required by Section 5.14, (b) Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries) in the conduct of its business or the management of its liabilities and (c) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

                  SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness (a) . (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation

(contingent or otherwise) to do so, except (i) Holdings may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their capital stock, (iii) Holdings and the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees (including former employees) of Holdings, the Borrower and its Subsidiaries; provided that the amount thereof, taken together with any payments or transfers of cash, assets or debt securities pursuant to clause (g) of Section 6.09, do not exceed $10,000,000 in any fiscal year, (iv) provided no Event of Default is continuing or would result therefrom, the Borrower may pay dividends to Holdings (x) within the 30-day period prior to any payment date for interest on Permitted Holdings Debt in the amount of such interests payment and (y) at any time in such amounts as may be necessary to permit Holdings to pay its expenses and liabilities incurred in the ordinary course (other than payments in respect of Indebtedness or Restricted Payments), (v) provided no Event of Default is continuing or would result therefrom, the Borrower may make Restricted Payments to Holdings, and Holdings may, in turn, make such Restricted Payments to the Parent, (A) in an aggregate amount not to exceed $5,000,000 during any fiscal year of the Borrower and (B) so long as the Pro Forma RP Coverage Ratio is not less than 1.05 to 1.00 and, if on the date of such Restricted Payment the Pro Forma Leverage Ratio is less than 4.75 to 1.00, in an aggregate amount not to exceed that portion of Excess Cash Flow for the immediately preceding fiscal year of the Borrower that was not required by Section 2.11(c) to be applied to the prepayment of the Term Loans, (vi) Restricted Payments in amounts as shall be necessary to make Tax Payments to the extent not disallowed by Section 6.14; provided that all Restricted Payments made pursuant to this clause (vi) are used by the Parent or Holdings for the purpose specified in clause (vi) within 30 days of receipt thereof, (vii) the Phase II Payment may be made on the Phase II Closing Date,
(viii) provided that no Event of Default is continuing or would result therefrom and that on the date of such Restricted Payment the Pro Forma Leverage Ratio is less than 4.75 to 1.00, Holdings may, not later than the date that is 60 days after the date of consummation of an IPO of Holdings or the Parent, make a Restricted Payment to the Parent (x) in the case of an IPO of Holding, in an amount equal to the portion of the Net Proceeds thereof that is neither Designated Equity Proceeds nor required by Section 2.11(c) to be applied to the prepayment of Term Loans and (y) in the case of an IPO of the Parent, provided the Net Proceeds, or Allocable Net Proceeds, if the Phase II Closing Date has occurred, have been contributed to, or used to purchase Equity Interests of, Holdings in accordance with Section 6.21(b), in an amount equal to the portion of the Net Proceeds or (if the Phase II Closing Date has occurred) Allocable Net Proceeds of such IPO that is neither Designated Equity Proceeds nor required by
Section 2.11(c) to be applied to the prepayment of Term Loans, provided, further, however, that no Restricted Payment shall be made pursuant to this clause (viii) unless all prepayments of Term Loans required under Section 2.11(c) in connection with any such IPO have been made and (ix) Restricted Payments in amounts as shall be necessary to pay the Phase II Ticking Fees to the extent that Holdings, the Borrower or any of the Subsidiaries shall not pay such fees directly. For purposes hereof, "Pro Forma RP Coverage Ratio" shall mean, on the date of any Restricted Payment proposed to be made pursuant to clause (v)(B) above, the ratio of (I) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date minus the amount of such proposed Restricted Payment and any other Restricted Payments made during such period pursuant to clause (v) above to (II) Consolidated Fixed Charges for such period.



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

                  (b) The Parent, Holdings and the Borrower will not, nor will they permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

                  (i) payment of Indebtedness created under the Loan Documents;

                  (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Senior Subordinated Debt prohibited by the subordination provisions thereof;

                  (iii) refinancings of Indebtedness to the extent permitted by
         Section 6.01;

                  (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; and

                  (v) prepayment of Capital Lease Obligations in an aggregate cumulative amount not exceeding $5,000,000.

                  (c) The Parent, Holdings and the Borrower will not, and will not permit any Subsidiary to, furnish any funds to, make any Investment in, or provide other consideration to any other Person (including an Unrestricted Subsidiary) for purposes of enabling such Person to, or otherwise permit any such Person to, make any Restricted Payment or other payment or distribution restricted by this Section that could not be made directly by Holdings or the Borrower in accordance with the provisions of this Section.

                  SECTION 6.09 Transactions with Affiliates. Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that do not involve Holdings or any of its subsidiaries that are not Subsidiaries and are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties; provided that such transactions, if not in the ordinary course of business, are set forth in writing and have been approved by a majority of the members of the Governing Board of the Borrower having no personal stake in such transactions, and, if such transaction involves an amount in excess of $20,000,000, has been determined by a nationally recognized appraisal or investment banking firm to be fair, from a financial standpoint, to the Borrower and its Subsidiaries, (b) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) provided no Event of Default set forth in clauses (a) or (b) of Article VII is continuing or would result therefrom, any payments to the Sponsors or any of their Controlled Affiliates pursuant to the Management Agreement as in effect on the Effective Date; provided that any payments pursuant to this cause (d) with respect to management fees shall not exceed $2,000,000 in any fiscal year of the Borrower, plus all reasonable out-of-pocket expenses incurred by, and indemnification rights of, the Sponsors or their

Controlled Affiliates in connection with its performance of management, consulting, monitoring, financial advisory or other services with respect to the Borrower and its Subsidiaries, (e) the sale of receivables on substantially the same terms that the Acquired Receivables are purchased by Qwest Corp. pursuant to the Billing and Collection Agreement as in effect on the Effective Date (including transactions in respect of the Standby Receivables Purchase Agreement), (f) the payment of reasonable fees to directors of Holdings or the Borrower who are not employees of the Borrower or any of its Subsidiaries, (g) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans or similar employee benefit plans approved by the Governing Board of the Borrower, provided that any payments of cash or transfers of debt securities or assets pursuant to this clause (g), taken together with Restricted Payments pursuant to Section 6.08(a)(iii), shall not exceed $10,000,000 in any fiscal year of the Borrower, (h) the existence of, or performance by the Borrower or any of its Subsidiaries of its obligations under the terms of, any tax sharing agreement permitted under Section 6.14 to which it is a party as of the Effective Date and (i) Shared Services Payments made to the Parent not less frequently than quarterly pursuant to procedures (including procedures for allocating reimbursable costs) approved as being fair and reasonable by a majority of the members of the Governing Board of the Borrower.

                  SECTION 6.10 Restrictive Agreements (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to the Secured Parties securing the Obligations, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that
(i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, Senior Subordinated Debt Document or Senior Unsecured Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and the proceeds thereof, (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof, (vi) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement related to any Indebtedness incurred by a Subsidiary prior to the date on which such Subsidiary was acquired by Holdings (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (vii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement related to the refinancing of Indebtedness, provided that the terms of any such restrictions or conditions are not materially less favorable to the Lenders than the restrictions or conditions contained in the predecessor agreements and (viii) the foregoing shall not apply to customary provisions in joint venture agreements.


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


                  (b) Holdings and the Borrower will not permit Phase II Holdings or any of its subsidiaries to incur or permit to exist any Indebtedness in connection with the Phase II Acquisition that provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its scheduled maturity by reason of the occurrence of a Default or Event of Default under this Agreement, unless this Agreement has been amended to include an equivalent event of default upon the occurrence of a default with respect to such Indebtedness.

                  SECTION 6.11 Change in Business. Each of Holdings and the Borrower will not, and will not permit any Subsidiary to, engage at any time in any business or business activity other than a Permitted Business. Without limiting the foregoing, Holdings shall not engage in any business or conduct any activity other than holding the capital stock of the Borrower, and activities reasonably related thereto.

                  SECTION 6.12 Fiscal Year. Each of Holdings and the Borrower shall not change its fiscal year for accounting and financial reporting purposes to end on any date other than December 31.

                  SECTION 6.13 Amendment of Material Documents (a) . (a) Neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, amend, modify or waive any of its rights under (i) any Senior Subordinated Debt Document, (ii) any Senior Unsecured Debt Document or (iii) its certificate of incorporation, by-laws or other organizational documents if, taken as a whole, such amendment, modification or waiver is adverse in any material respect to the interests of the Lenders.

                  (b) Neither Holdings nor the Borrower will, nor will they permit the Parent or any Subsidiary to, amend, modify, waive or terminate any of its rights under (i) the Acquisition Agreement, any of the Core Qwest Agreements or, unless Flash-Cut Capability has been achieved, the Billing and Collection Agreement, (ii) the Standby Receivables Purchase Agreement or (iii) the tax sharing agreement described in Section 6.14, in each case to the extent that, taken as a whole, such amendment, modification, waiver or termination is adverse in any material respect to the interests of the Lenders.

                  SECTION 6.14 Tax Payments. Except pursuant to a tax sharing agreement having customary terms and conditions which has been approved by the Arrangers (such approval not to be unreasonably withheld or delayed), Holdings and the Borrower will not, and will not permit any Subsidiary to, (i) make payments in respect of Applicable Taxes (whether owed by them or any other Person) in amounts (in the aggregate for Holdings and the Subsidiaries) in excess of those that would be payable by

(or at times other than when such taxes would be payable by) Holdings and the Subsidiaries as a separate consolidated group for tax purposes or (ii) provide funds to the Parent or any Affiliates of the Parent (other than Holdings and the Subsidiaries) for the payment of Applicable Taxes of members of any consolidated tax group including the Parent or Holdings and the Subsidiaries in amounts in excess of, or at times other than, those permitted by clause (i) above.

                  SECTION 6.15 Interest Expense Coverage Ratio. Holdings and the Borrower will not permit the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter set forth below, to be less than the ratio set forth below opposite such date:

                  FISCAL QUARTER ENDED                             RATIO
                  March 31, 2003                                1.60 to 1.00
                  June 30, 2003                                 1.60 to 1.00
                  September 30, 2003                            1.60 to 1.00
                  December 31, 2003                             1.60 to 1.00
                  March 31, 2004                                1.60 to 1.00
                  June 30, 2004                                 1.65 to 1.00
                  September 30, 2004                            1.65 to 1.00
                  December 31, 2004                             1.70 to 1.00
                  March 31, 2005                                1.70 to 1.00
                  June 30, 2005                                 1.70 to 1.00
                  September 30, 2005                            1.70 to 1.00
                  December 31, 2005                             1.75 to 1.00
                  March 31, 2006                                1.75 to 1.00
                  June 30, 2006                                 1.75 to 1.00
                  September 30, 2006                            1.75 to 1.00
                  December 31, 2006                             2.00 to 1.00
                  March 31, 2007                                2.00 to 1.00
                  June 30, 2007                                 2.00 to 1.00
                  September 30, 2007                            2.00 to 1.00
                  December 31, 2007                             2.25 to 1.00
                  March 31, 2008                                2.25 to 1.00
                  June 30, 2008                                 2.25 to 1.00
                  September 30, 2008                            2.25 to 1.00
                  December 31, 2008                             2.25 to 1.00
                  March 31, 2009                                2.25 to 1.00

                  SECTION 6.16 Fixed Charge Coverage Ratio. Holdings and the Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on or after December 31, 2003 to be less than
1.05 to 1.00.


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


                  SECTION 6.17 Leverage Ratio. Holdings and the Borrower will not permit the Leverage Ratio as of the last day of a fiscal quarter set forth below to exceed the ratio set forth opposite such date:

                  FISCAL QUARTER ENDED                    RATIO
                  March 31, 2003                       6.90 to 1.00
                  June 30, 2003                        6.90 to 1.00
                  September 30, 2003                   6.90 to 1.00
                  December 31, 2003                    6.75 to 1.00
                  March 31, 2004                       6.75 to 1.00
                  June 30, 2004                        6.75 to 1.00
                  September 30, 2004                   6.75 to 1.00
                  December 31, 2004                    6.50 to 1.00
                  March 31, 2005                       6.50 to 1.00
                  June 30, 2005                        6.50 to 1.00
                  September 30, 2005                   6.50 to 1.00
                  December 31, 2005                    6.00 to 1.00
                  March 31, 2006                       6.00 to 1.00
                  June 30, 2006                        6.00 to 1.00
                  September 30, 2006                   6.00 to 1.00
                  December 31, 2006                    5.25 to 1.00
                  March 31, 2007                       5.25 to 1.00
                  June 30, 2007                        5.25 to 1.00
                  September 30, 2007                   5.25 to 1.00
                  December 31, 2007                    5.00 to 1.00
                  March 31, 2008                       5.00 to 1.00
                  June 30, 2008                        5.00 to 1.00
                  September 30, 2008                   5.00 to 1.00
                  December 31, 2008                    4.75 to 1.00
                  March 31, 2009                       4.75 to 1.00

                  SECTION 6.18 Senior Secured Leverage Ratio. Holdings and the Borrower will not permit the Senior Secured Leverage Ratio as of the last day of a fiscal quarter set forth below to exceed the ratio set forth opposite such date:

                  FISCAL QUARTER ENDED                   RATIO
                  March 31, 2003                       3.85 to 1.00
                  June 30, 2003                        3.85 to 1.00
                  September 30, 2003                   3.85 to 1.00
                  December 31, 2003                    3.70 to 1.00
                  March 31, 2004                       3.60 to 1.00
                  June 30, 2004                        3.60 to 1.00
                  September 30, 2004                   3.50 to 1.00
                  December 31, 2004                    3.25 to 1.00


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

                  March 31, 2005                       3.25 to 1.00
                  June 30, 2005                        3.25 to 1.00
                  September 30, 2005                   3.25 to 1.00
                  December 31, 2005                    2.75 to 1.00
                  March 31, 2006                       2.75 to 1.00
                  June 30, 2006                        2.75 to 1.00
                  September 30, 2006                   2.75 to 1.00
                  December 31, 2006                    2.50 to 1.00
                  March 31, 2007                       2.50 to 1.00
                  June 30, 2007                        2.50 to 1.00
                  September 30, 2007                   2.50 to 1.00
                  December 31, 2007                    2.00 to 1.00
                  March 31, 2008                       2.00 to 1.00
                  June 30, 2008                        2.00 to 1.00
                  September 30, 2008                   2.00 to 1.00
                  December 31, 2008                    2.00 to 1.00
                  March 31, 2009                       2.00 to 1.00

                  SECTION 6.19 Senior Leverage Ratio. Holdings and the Borrower will not permit the Senior Leverage Ratio as of the last day of a fiscal quarter set forth below to exceed the ratio set forth opposite such date:

                  FISCAL QUARTER ENDED                    RATIO
                  March 31, 2003                       5.25 to 1.00
                  June 30, 2003                        5.25 to 1.00
                  September 30, 2003                   5.25 to 1.00
                  December 31, 2003                    5.15 to 1.00
                  March 31, 2004                       5.00 to 1.00
                  June 30, 2004                        5.00 to 1.00
                  September 30, 2004                   5.00 to 1.00
                  December 31, 2004                    4.75 to 1.00
                  March 31, 2005                       4.75 to 1.00
                  June 30, 2005                        4.75 to 1.00
                  September 30, 2005                   4.75 to 1.00
                  December 31, 2005                    4.25 to 1.00
                  March 31, 2006                       4.25 to 1.00
                  June 30, 2006                        4.25 to 1.00
                  September 30, 2006                   4.25 to 1.00
                  December 31, 2006                    3.75 to 1.00
                  March 31, 2007                       3.75 to 1.00
                  June 30, 2007                        3.75 to 1.00
                  September 30, 2007                   3.75 to 1.00
                  December 31, 2007                    3.50 to 1.00
                  March 31, 2008                       3.50 to 1.00
                  June 30, 2008                        3.50 to 1.00
                  September 30, 2008                   3.50 to 1.00
                  December 31, 2008                    3.50 to 1.00
                  March 31, 2009                       3.50 to 1.00



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

                  SECTION 6.20 Collections, Funds and Permitted Investments. Holdings and the Borrower (a) will at all times cause all payments in respect of accounts receivable of the Borrower and the Subsidiaries (including but not limited to purchase price payments under the Billing and Collection Agreement) and all other cash payments to or for the benefit of the Borrower and the Subsidiaries (collectively, "Receipts") to be deposited directly into bank accounts (including lockbox accounts) in respect of which no Affiliate of the Borrower (other than a Subsidiary Loan Party or, in the case of funds of Foreign Subsidiaries, Foreign Subsidiaries) has any interest or claim (collectively, "Borrower Bank Accounts") and (b) will not cause or permit Receipts to be commingled at any time with funds owned (beneficially or otherwise) by, or subject to claims of, any Affiliate of the Borrower other than a Subsidiary Loan Party or, in the case of Receipts of Foreign Subsidiaries, Foreign Subsidiaries (including without limitation, the Parent or any subsidiary of the Parent other than the Borrower and its Subsidiaries). Holdings and the Borrower will at all times cause all cash and Permitted Investments owned or held by Holdings, the Borrower or any Subsidiary to be held only in Borrower Bank Accounts and in securities accounts over which no Affiliate of the Borrower (other than a Subsidiary Loan Party or, in the case of cash and Permitted Investments of Foreign Subsidiaries, Foreign Subsidiaries) has any interest or claim.

                  SECTION 6.21 Parent Covenants (a) The Parent will not engage in any business or activity other than the ownership of outstanding shares of capital stock of Holdings and Phase II Holdings, the issuance and sale of its common stock, Non-Cash Pay Preferred Stock and Parent Non-Cash Pay Debt, the purchase of Acquired Receivables pursuant to the terms of the Standby Receivables Purchase Agreement and sales of Acquired Receivables (provided that sales to Holdings, the Borrower or its Subsidiaries shall be made only pursuant to the recourse provisions of the Standby Receivables Purchase Agreement), the ownership of Shared Services Assets and Operations, the provision of Shared Services and, in each case, activities incidental thereto. The Parent will not own or acquire any assets (other than shares of capital stock of Holdings and Phase II Holdings, assets constituting Shared Services Assets and Operations, Acquired Receivables, cash and Permitted Investments) or incur any liabilities (other than Parent Non-Cash Pay Debt, ordinary course trade payables, employee compensation liabilities and other liabilities incurred in the ordinary course in connection with the provision of Shared Services, liabilities under the Parent Standby Credit Facility and the related security agreement and other security instruments and documents executed and delivered pursuant thereto, liabilities under the Loan Documents, liabilities under the Phase II Senior Facilities substantially equivalent to those under Section 6.21(b), liabilities imposed by law, including tax liabilities, and other liabilities incidental to the maintenance of its existence and permitted activities). The Parent will not create, incur, assume or permit to exist any Lien on any property or assets now owned or hereafter acquired by it (other than Permitted Encumbrances and Liens created under the Parent Standby Credit Facility and the security agreement and other security instruments and documents executed and delivered pursuant thereto).


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


                  (b) In the event of an IPO of the Parent, the Parent will, not later than five Business Days after receiving any Net Proceeds therefrom, (i) contribute the full amount of such Net Proceeds to the common capital of Holdings or utilize the full amount of such Net Proceeds to purchase Equity Interests of Holdings or (ii) if the Phase II Closing Date has occurred, contribute the Allocable Net Proceeds from such IPO to the common capital of Holdings or utilize the full amount of such Allocable Net Proceeds to purchase Equity Interests of Holdings. In the event and on each occasion that the Parent issues or sells any Parent Non-Cash Pay Debt (other than Parent Non-Cash Pay Debt the Net Proceeds of which are used substantially simultaneously with receipt thereof to repay outstanding obligations of the Parent under the Parent Standby Credit Facility or to purchase Subordinated Participations (as defined in the Parent Agreement) pursuant to the Parent Agreement), it will, not later than five Business Days after receipt of any Net Proceeds from such issuance or sale, contribute the full amount of such Net Proceeds to the common capital of Holdings (and/or Phase II Holdings, if the Phase II Closing Date has occurred) or utilize the full amount of such Net Proceeds to purchase Equity Interests of Holdings (and/or Phase II Holdings, if the Phase II Closing Date has occurred) (in such proportions as the Parent may determine, so long as all such Net Proceeds are so utilized). In the event and on each occasion that the Parent receives any Acquisition Agreement Recovery, it will, not later than five Business Days after receipt thereof, contribute the full amount of such Acquisition Agreement Recovery to the common capital of Holdings or utilize the full amount of such Acquisition Agreement Recovery to purchase Equity Interests of Holdings. Promptly after receiving the proceeds of any capital contribution from, or from the purchase of its Equity Interests by, the Parent pursuant to this paragraph, Holdings will contribute the full amount thereof to the common capital of the Borrower; provided, however, that such contribution need not be made in the case of receipt of amounts representing Net Proceeds or Allocable Net Proceeds of an IPO of the Parent to the extent, if any, that such Net Proceeds are permitted to be, and in fact are, paid as a dividend by Holdings pursuant to and in accordance with the provisions of Section 6.08(a)(viii).

                  (c) The Parent will ensure that any Shared Services Payments made by the Borrower or its Subsidiaries to the Parent represent only reimbursement for cash expenses actually incurred by the Parent (including accrued costs payable in cash by the Parent within the 30-day period after its receipt of a Shared Services Payment) that are directly attributable to the provision of Shared Services to the Borrower and its Subsidiaries or, if not directly attributable to such Shared Services, are not directly attributable to Shared Services provided to any other Persons and represent a fair and equitable allocation of such out-of-pocket expenses that are not so directly attributable among the Borrower and the Subsidiaries, on the one hand, and all other Persons, on the other hand, to which the Parent provides Shared Services (including the Phase II Borrower and its subsidiaries (including "unrestricted subsidiaries" permitted by the Phase II Senior Facilities) and any Unrestricted Subsidiaries). Shared Services Payments will not in any event include payments in respect of trade payables incurred in connection with the conduct of the Permitted Businesses of the Borrower and the Subsidiaries (including, for example, payables relating to printing costs, distribution costs, and costs of inventory, paper and other raw materials), which shall be incurred and paid directly by the Borrower and the Subsidiaries (it being understood, however, that trade payables of the Parent incurred in the ordinary course relating to assets included in the Shared Services Assets and Operations or the provision of Shared Services may be incurred by the Parent and reimbursed as Shared Services Payments in accordance herewith). The Parent will invoice the Borrower and the Subsidiaries for Shared


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

Services Payments on a periodic basis, not less frequently than quarterly. The Parent will from time to time provide the Administrative Agent with such analyses and other information regarding Shared Services Payments, including with respect to attributions and allocations of costs and expenses to the Borrower and the Subsidiaries, as the Administrative Agent may reasonably request.

                  (d) The Parent will not consummate the Phase II Acquisition other than pursuant to the corporate ownership structure contemplated by this Agreement and disclosed in the offering memorandum relating to the Senior Subordinated Debt and the Senior Unsecured Debt, pursuant to which, immediately after consummation of the Phase II Acquisition, the Phase II Borrower will be a wholly owned subsidiary of Phase II Holdings, which will itself be a wholly owned subsidiary of the Parent.

                  SECTION 6.22 Designation of Unrestricted Subsidiaries (a) .
(a) Holdings may not designate any Subsidiary as an Unrestricted Subsidiary and Holdings may after the Effective Date designate any other newly formed or acquired subsidiary as an Unrestricted Subsidiary under this Agreement (a "Designation") only if:

                  (i) such subsidiary does not own any Equity Interests of any Subsidiary;

                  (ii) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

                  (iii) after giving effect to such Designation and any related Investment to be made in such designated subsidiary by Holdings or any Subsidiary (which shall in any event include any existing Investment in such Person at the time it is designated as an Unrestricted Subsidiary), (A) any such existing Investment and related Investment would comply with Section 6.04 and (B) Holdings and the Subsidiaries would be in compliance with each of the Financial Covenants, calculated on a pro forma basis as if such Designation and Investment had occurred immediately prior to the first day of the period of four consecutive fiscal quarters most recently ended; and

                  (iv) Holdings has delivered to the Administrative Agent (A) written notice of such Designation and (B) a certificate, dated the effective date of such Designation, of a Financial Officer stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with the Financial Covenants in accordance with paragraph (iii) above.

                  (b) Neither Holdings nor any Subsidiary shall at any time (i) provide a Guarantee of any Indebtedness of any Unrestricted Subsidiary, (ii) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (iii) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (i) or (ii) to the extent permitted under Section 6.01 and 6.04


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

hereof. Each Designation shall be irrevocable, and no Unrestricted Subsidiary may become a Subsidiary, be merged with or into Holdings or any Subsidiary or liquidate into or transfer substantially all its assets to Holdings or any Subsidiary.

                                  ARTICLE VII.
                                  ------------

                                Events of Default
                                -----------------

                  If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

                  (c) any representation or warranty made or deemed made by or on behalf of the Parent, Holdings, the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any certificate furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                  (d) the Parent, Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Holdings or the Borrower),
         5.11 or in Article VI or the Parent shall fail to observe or perform any of its covenants or agreements set forth in Section 2 of the Parent Agreement;

                  (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will promptly be given at the request of any Lender);

                  (f) Holdings, the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period specified in the agreement or instrument governing such Indebtedness);


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

                  (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) (i) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness and (ii) shall give effect to any notice required or grace period provided in the agreement or instrument governing such relevant Material Indebtedness, but shall not give effect to any waiver granted by the holders of such relevant Material Indebtedness after the giving of such notice or during such applicable grace period;

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (i) Holdings, the Borrower or any Material Subsidiary shall
         (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of its assets,
         (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding that would entitle the other party or parties to an order for relief, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (j) one or more judgments for the payment of money in an aggregate amount in excess of $20,000,000 (net of amounts covered by insurance) shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Subsidiary to enforce any such judgment;

                  (k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;




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

                  (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral having, in the aggregate, a value in excess of $10,000,000, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement;

                  (m) a Change in Control shall occur;

                  (n) any Guarantee under the Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall assert in writing that the Collateral Agreement or any Guarantee thereunder has ceased to be or is not enforceable;

                  (o) the material breach of, or loss of rights under, any Core Qwest Agreement that has resulted in a material adverse effect on the business, operations, assets, liabilities, financial condition or results of operations of Holdings, the Borrower and its Subsidiaries, taken as a whole; or

                  (p) at any time prior to the achievement of Flash-Cut
         Capability: (i) the Parent Standby Credit Facility shall cease to be in full force and effect by reason of the occurrence of an event described in clause (j) of Article VII of the Parent Standby Credit Facility (as in effect on the date hereof); (ii) any Guarantor under the Guarantee Agreement referred to in the Parent Standby Credit Facility shall fail to perform any of its obligations in respect of such Guarantee Agreement; (iii) the Standby Receivables Purchase Agreement shall cease to be in full force and effect for any reason other than expiration or termination (in either case) in accordance with its terms; or (iv) the Parent shall fail to purchase (for cash on the terms (including time of purchases, purchase price and recourse) provided for in the Standby Receivables Purchase Agreement upon satisfaction of the conditions set forth therein) during a B&C Interruption the Acquired Receivables which have not been purchased by Qwest Corp. on a timely basis in accordance with the terms of the Billing and Collection Agreement, other than Acquired Receivables that would have been purchased with the initial $25,000,000 of purchase price payments that Qwest Corp. has not made; provided that this clause (p) shall not apply to a failure of the Parent to purchase the Acquired Receivables which results from the failure of the lenders to fund borrowings under the Parent Standby Credit Facility upon the request of the Parent at any time when all conditions to such requested borrowing have been satisfied; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent of the Required Lenders, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole, and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without


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

         presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII.
                                 -------------

                                   The Agent
                                   ---------

                  Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

                  The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

                  The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent, Holdings, the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity (other than as Agent). The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by Holdings, the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the


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

satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

                  The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

                  Subject to the appointment and acceptance of a successor to the Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent and Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE IX.
                                  -----------

                                 Miscellaneous
                                 -------------

                  SECTION 9.01 Notices (a) . (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to Holdings or the Borrower, to it at Dex Media East, Inc., 198 Inverness Drive West, Englewood, Colorado, 80112 Attention of Chief Executive Officer (Telecopy No. (303) 784-1964);

                  (ii) if to the Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of James Stone (Telecopy No. (212) 270-0213);

                  (iii) if to the Issuing Bank, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of James Stone (Telecopy No. (212) 270-0213);

                  (iv) if to the Swingline Lender, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Janet Belden (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of James Stone (Telecopy No. (212) 270-0213); and

                  (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

                  (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.


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

                  (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 9.02 Waivers; Amendments (a) No failure or delay by the Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement held by any Lender or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of such Lender,
(iii) postpone the maturity of any Lender's Loan, or any scheduled date of payment of the principal amount of any Lender's Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement held by any Lender, or any date for the payment of any interest or fees payable to any Lender hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of such Lender, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby or change the last sentence of Section 2.08(c) in a manner which would alter the pro rata reduction of Commitments thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Holdings or any Subsidiary Loan Party from its Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or any substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner


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

that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) limit the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.11, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided, further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Agent, the Issuing Bank or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Holdings, the Borrower, the Required Lenders and the Agent (and, if their rights or obligations are affected thereby, the Issuing Bank and the Swingline Lender) if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

                  (c) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (ix), inclusive, of the first proviso to
Section 9.02(b), the consent of Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 66-2/3% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (i) or (ii) below, to either (i) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Classes of Loans (or related Commitments), to replace only the Commitments and/or Loans of the respective non-consenting Lender that gave rise to the need to obtain such Lender's individual consent) with one or more assignees pursuant to, and with the effect of an assignment under, Section 2.19 so long as at the time of such replacement, each such assignee consents to the proposed change, waiver, discharge or termination or (ii) terminate such nonconsenting Lender's Commitment (if such Lender's consent is required as a result of its Commitment) and/or repay each Class of outstanding Loans of such Lender that gave rise to the need to obtain such Lender's consent and/or cash collateralize its LC Exposure, in accordance with Section 2.05(j); provided (A) that, unless the Commitments that are terminated and Loans that are repaid pursuant to the preceding clause (ii) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to the preceding clause (ii), Lenders


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

having Revolving Exposures, Term Loans and unused Commitments representing more than 66-2/3% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time (determined after giving effect to the proposed action) shall specifically consent thereto and (B) any such replacement or termination transaction described above shall be effective on the date notice is given of the relevant transaction and shall have a settlement date no earlier than five Business Days and no later than 90 days after the relevant transaction; provided further that the Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 9.02(b).

                  SECTION 9.03 Expenses; Indemnity; Damage Waiver (a) . (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agent, the Arrangers and their Affiliates, including the reasonable fees, charges and disbursements of (a) a single transaction and documentation counsel for the Agent and the Arrangers and (b) such other local counsel and special counsel as may be required in the reasonable judgment of the Agent and the Arrangers, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agent, the Arrangers, the Issuing Bank or any Lender, (including the fees, charges and disbursements of (a) a single transaction and documentation counsel for the Agent, the Arrangers, the Issuing Bank and any Lender and (b) such other local counsel and special counsel as may be required in the reasonable judgment of the Agent and the Arrangers) in connection with documentary taxes or the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) The Borrower shall indemnify the Agent, the Arrangers, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of (a) a single transaction and documentation counsel for any Indemnitee and (b) such other local counsel and special counsel as may be required in the reasonable judgment of the Agent and the Arrangers, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous


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

Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

                  (d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

                  (e) All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

                  SECTION 9.04 Successors and Assigns (a) . (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that
(i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) (i) Subject to the conditions set forth in paragraph
(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                  (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, any other assignee; and

                  (B) the Administrative Agent (and, in the case of an assignment of all or a portion of any Lender's obligations in respect of its LC Exposure, the Issuing Bank), provided that no consent of the Administrative Agent or Issuing Bank, as the case may be, shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                  (ii) Assignments shall be subject to the following conditions:

                  (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (h) or (i) of
         Article VII has occurred and is continuing;

                  (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

                  (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (it being understood that only a single processing and recordation fee of $3,500 will be payable with respect to any multiple assignments to a Lender or an Affiliate of a Lender pursuant to clause (ii)(A) above, each of which is individually less than $1,000,000, that are simultaneously consummated); and

                  (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                  For purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

                  "Approved Fund" means any Person (other than an natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) any entity or an Affiliate of an entity that administers or manages a Lender.

                  (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time, which register shall indicate that each lender is entitled to interest paid with respect to such Loans and LC Disbursements (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (c) (i) Any Lender may, without the consent of, or notice to, the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 2.17(e) as though it were a Lender.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process (a) . (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or its properties in the courts of any jurisdiction.

                  (c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 9.12 Confidentiality. Each of the Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or the Borrower relating to Holdings or the Borrower or its business, other than any such information that is available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower; provided that, in the case of information received from Holdings or the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                  SECTION 9.14 Termination or Release (a) . (a) At such time as the Loans, the Borrower's obligations to reimburse the Issuing Bank pursuant to
Section 2.05(e) for LC Disbursements, all accrued interest and fees under this Agreement, and all other obligations under the Loan Documents (other than (i) obligations under Sections 2.15, 2.17 and 9.03 that are not then due and payable and (ii) obligations in respect of outstanding Letters of Credit) shall have been paid in full in cash, the Commitments have been terminated and all Letters of Credit shall have been discharged or cash collateralized to the reasonable satisfaction of the Agent and Issuing Bank (each of which shall have confirmed such satisfaction by written notice to the Borrower), the Collateral shall be released from the Liens created by the Security Documents, and the obligations (other than those expressly stated to survive termination) of the Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

                  (b) A Subsidiary Loan Party shall automatically be released from its obligations under the Collateral Agreement and the security interests in the Collateral of such Subsidiary Loan Party shall be automatically released upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary of the Borrower.

                  (c) Upon any sale or other transfer by any Loan Party of any Collateral that is permitted under this Agreement to any Person that is not a Loan Party, or upon the effectiveness of any written consent to the release of the security interest granted by the Collateral Agreement in any Collateral pursuant to Section 9.02 of this Agreement, the security interest in such Collateral shall be automatically released. Any Lien on Acquired Receivables under the Collateral Agreement shall be subject and subordinate to the interests of the Parent and its transferees in such Acquired Receivables, including to any Lien on such Acquired Receivables securing obligations of the Parent under the Parent Standby Credit Facility.

                  (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 9.14, the Collateral Agent shall execute and deliver to any Loan Party at such Loan Party's expense all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9.14 shall be without recourse to or warranty by the Collateral Agent or any Lender.

                  SECTION 9.15 Conversion of Currencies (a) . (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                  (b) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the

"Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss and if the Agreement Currency so purchased exceeds the sum originally due to the Applicable Creditor, such Applicable Creditor agrees to remit to the Borrower such excess. The obligations of the Borrowers contained in this Section 9.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                  SECTION 9.16 Parent Agreement. Each Lender authorizes the Agent to enter into the Parent Agreement on behalf of such Lender and to effect the sale by such Lender of Subordinated Participations pursuant to the Parent Agreement in accordance with the terms and provisions thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     DEX MEDIA EAST, INC.


                                     By: /s/ George Burnett
                                         ---------------------------------------
                                         Name: George Burnett



                                     DEX MEDIA EAST LLC,


                                     By: /s/ George Burnett
                                         ---------------------------------------
                                         Name: George Burnett



                                     DEX MEDIA, INC., solely for
                                     purposes of Sections 3.01, 3.02, 3.03,
                                     3.08, 3.12 and 6.21,


                                     By: /s/ George Burnett
                                         ---------------------------------------
                                         Name: George Burnett



                                     JPMORGAN CHASE BANK,
                                     individually and as Administrative Agent,


                                     By: /s/ Thomas H. Kuzlnk
                                         --------------------------------------
                                         Name: Thomas H. Kuzlnk
                                         Title: Vice President

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Bank of America, N.A.
                                          -------------------------------------


                                      By: /s/ Robert Klawinski
                                          --------------------------------------
                                          Name: Robert Klawinski
                                          Title: Managing Director



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT



                          Name of Lender: The Bank of Nova Scotia
                                          --------------------------------------


                                      By: /s/ Ian A. Hodgart
                                          --------------------------------------
                                          Name: Ian A. Hodgart
                                          Title: Authorized Signatory



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT



                          Name of Lender: Bear Stearns Corporate Lending Inc.
                                          --------------------------------------


                                      By: /s/ Keith C. Barnish
                                          --------------------------------------
                                          Name: Keith C. Barnish
                                          Title: Executive Vice President

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: CIT Lending Services Corporate
                                          --------------------------------------


                                      By: /s/ Douglas Maher
                                          --------------------------------------
                                          Name: Douglas Maher
                                          Title: Vice President



                                      CITICORP INVESTMENTS LIMITED, as
                                      trustee for CITICORP INSURANCE AND
                                      INVESTMENT TRUST

                                      BY TRAVELERS ASSET MANAGEMENT
                                      INTERNATIONAL COMPANY, LLC


                                      By: /s/ Allen Cantrell
                                          --------------------------------------
                                          Name: Allen Cantrell
                                          Title: Investment Officer



                                      CITIGROUP INVESTMENTS CORPORATE LOAN FUND

                                      BY TRAVELERS ASSET MANAGEMENT
                                      INTERNATIONAL COMPANY, LLC


                                      By: /s/ Allen Cantrell
                                          --------------------------------------
                                          Name: Allen Cantrell
                                          Title: Investment Officer



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                                      COMMERZBANK AG, NEW YOUK AND GRAND
                                      CAYMAN BRANCHES


                                      By: /s/ Christian Jagenberg
                                          --------------------------------------
                                          Name: Christian Jagenberg
                                          Title: Senior Vice President and
                                                  Manager


                                      By: /s/ Steven F. Larsen
                                          --------------------------------------
                                          Name: Steven F. Larsen
                                          Title: Senior Vice President

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender:  CREDIT LYONNAIS NEW YORK BRANCH
                                           -------------------------------------


                                      By: /s/ Alexander Averbukh
                                          --------------------------------------
                                          Name: Alexander Averbukh
                                          Title: Vice President



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Deutsche Bank Trust Company Americas
                                          --------------------------------------


                                      By: /s/ David Mayhew
                                          --------------------------------------
                                          Name: David Mayhew
                                          Title: Director


                                      By: /s/ Margaret Cheever
                                          --------------------------------------
                                          Name: Margaret Cheever
                                          Title: Managing Director



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: FLEET NATIONAL BANK
                                          --------------------------------------


                                      By: /s/ Srbui Seferian
                                          --------------------------------------
                                          Name: Srbui Seferian
                                          Title: Vice President

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: General Electric Capital Corporation
                                          --------------------------------------


                                      By: /s/ Laurent Paris
                                          --------------------------------------
                                          Name: Laurent Paris
                                          Title: Vice President
                                                 Duly Authorized Signatory



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: The Governor and Company of the Bank
                                          of Ireland
                                          --------------------------------------


                                      By: /s/ David Walsh
                                          --------------------------------------
                                          Name: David Walsh
                                          Title: Authorised Signatory


                                      By: /s/ John S. Holt
                                          --------------------------------------
                                          Name: John S. Holt
                                          Title: Authorised Signatory



SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: GSC Partners, Gemini Ford Limited
                                          --------------------------------------


                                      By: /s/ Keith W. Abell
                                          --------------------------------------
                                          Name: Keith W. Abell
                                          Title: Co-President

 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: ING Capital LLC
                                          --------------------------------------


                                      By: /s/ William C. James
                                          --------------------------------------
                                          Name: William C. James
                                          Title: Director



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: KZH Crescent LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: KZH Crescent-2 LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: KZH Crescent-3 LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent

 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: KZH Highland-2 LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT

                          Name of Lender: KZH Pondutew LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT

                          Name of Lender: KZH Soleil-2 LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT

                          Name of Lender: KZH Waterside LLC
                                          --------------------------------------


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                          Name: Susan Lee
                                          Title: Authorized Agent

 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: LEHMAN COMMERCIAL PAPER INC.
                                          --------------------------------------


                                      By: /s/ G. Robert Berzins
                                          --------------------------------------
                                          Name: G. Robert Berzins
                                          Title: Authorized Signatory



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Merrill Lynch Capital, a division
                                          of Merrill Lynch Business
                                          Financial Services, Inc.
                                          --------------------------------------


                                      By: /s/ Sheila C. Weimer
                                          --------------------------------------
                                          Name: Sheila C. Weimer
                                          Title: Vice President



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Pinehurst Trading, Inc.
                                          --------------------------------------


                                      By: /s/ Diana L. Mushill
                                          --------------------------------------
                                          Name: Diana L. Mushill
                                          Title: Assistant Vice President

 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          INTERNATIONAL", NEW YORK BRANCH
                                          --------------------------------------


                                      By: /s/ Michael R. Phelan
                                          --------------------------------------
                                          Name: Michael R. Phelan
                                          Title: Executive Director


                                      By: /s/ Ian Reece
                                          --------------------------------------
                                          Name: Ian Reece
                                          Title: Managing Director



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                         Name of Lender: Royal Bank of Scotland PLC
                                         ---------------------------------------


                                      By: /s/ John Speirs
                                          --------------------------------------
                                          Name: John Speirs
                                          Title: Director, LFG - NY.



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Transamerica Life Insurance Company
                                          --------------------------------------


                                      By: /s/ John Bailey
                                          --------------------------------------
                                          Name: John Bailey
                                          Title: Vice President

                                      THE TRAVELERS INSURANCE COMPANY


                                      By: /s/ Allen  Cantrell
                                          --------------------------------------
                                          Name: Allen Cantrell
                                          Title: Investment Officer



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: UNITED OVERSEAS BANK LTD.,
                                          NEW YORK AGENCY
                                          --------------------------------------


                                      By: /s/ Kwong Yaw Wong
                                          --------------------------------------
                                          Name: Kwong Yaw Wong
                                          Title: Agent and General Manager


                                      By: /s/ Philip Cheong
                                          --------------------------------------
                                          Name: Philip Cheong
                                          Title: Vice President and
                                                 Deputy General Manager



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: US BANK
                                          --------------------------------------


                                      By: /s/ Jeffrey Miller
                                          --------------------------------------
                                          Name: Jeffrey Miller
                                          Title: Vice President



 SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 8, 2002 AMONG DEX MEDIA, INC., DEX MEDIA EAST, INC. DEX MEDIA LLC, THE LENDERS THEREIN AND JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT


                          Name of Lender: Wachovia Bank, National Association
                                          --------------------------------------


                                      By: /s/ Jeffrey M. Graci
                                          --------------------------------------
                                          Name: Jeffrey M. Graci
                                          Title: Director

                                  SCHEDULE 1.05

                  Provisions Applicable to Tranche B Euro Loans
                  ---------------------------------------------

                  Reference is made to the Credit Agreement (the "Credit Agreement") dated as of November 8, 2002, among Dex Media, Inc., Dex Media East, Inc., Dex Media East LLC, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, and J.P. Morgan Europe, Limited, as London Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  Each provision of the Credit Agreement referred to in this
Schedule 1.05 shall be deemed to be supplemented or modified as set forth below to the extent it relates to the Tranche B Euro Loans:

                  "Borrowing". A Borrowing comprised of Tranche B Euro Loans shall constitute a "Tranche B Euro Borrowing".

                  "Business Day". When used in connection with a Loan denominated in Euro, "Business Day" shall also exclude any day on which the TARGET payment system is not open for the settlement of payments in Euro.

                  "LIBO Rate". With respect to any Eurocurrency Borrowing denominated in Euro for any Interest Period, "LIBO Rate" means the rate per annum determined by the London Agent at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro (as reflected on the applicable Telerate screen), for a period equal to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which Euro deposits of
(euro)5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the London Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "Interest Period". With respect to the initial Tranche Euro Borrowing made on the Effective Date, the "Interest Period" shall also include the period commencing on the date of such Borrowing and ending seven days thereafter.

                  "Statutory Reserve Rate". With respect to any Tranche B Euro Borrowing, "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset or similar requirements (including any marginal, special, emergency or supplemental reserves or other requirements) established by any central bank, monetary authority or other Governmental Authority for any category of deposits or liabilities customarily used to fund loans in Euro or by reference to which interest rates applicable to Loans in Euro are determined, expressed in the case of each such requirement as a decimal. Tranche B Euro Borrowings shall be deemed to be subject to such reserve, liquid asset or similar requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under any applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve, liquid asset or similar requirement.

                  SECTION 2.02(b). Each Tranche B Euro Borrowing shall be comprised entirely of Eurocurrency Loans.

                  SECTION 2.02(c). At the commencement of each Interest Period for any Tranche B Euro Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of (euro)1,000,000. There shall not at any time be more than a total of 5 Tranche B Euro Borrowings outstanding.

                  SECTION 2.06(a). Each Lender having a Tranche B Commitment denominated in Euro shall make each Tranche B Euro Loan to be made by it on the proposed date thereof by wire transfer of immediately available funds by 10:00 a.m., London time, to the account of the London Agent most recently designated by it for such purpose by notice to such Lenders. The London Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the London Agent in London and designated by the Borrower in the applicable Borrowing Request.

                  SECTION 2.06(b). Unless the London Agent shall have received notice from a Lender prior to the proposed date of any Tranche B Euro Borrowing that such Lender will not make available to the London Agent such Lender's share of such Borrowing, the London Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) Section 2.06 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the London Agent, then the applicable Lender and the Borrower severally agree to pay to the London Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the London Agent, at (i) in the case of such Lender, the rate determined by the London Agent to be the cost to it of funding such amount or (ii) in the case of the Borrower, the interest rate applicable to such Loans. If such Lender pays such amount to the London Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.07(b) and (d). Each reference to the Administrative Agent in paragraphs (b) and (d) of Section 2.07 shall with respect to Tranche B Euro Loans be deemed to be a reference to the London Agent.

                  SECTION 2.07(e). If the Borrower fails to deliver a timely Interest Election Request with respect to a Tranche B Euro Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing with an Interest Period of one month.

                  SECTION 2.09(a). Each reference to the Administrative Agent in paragraph (a) of Section 2.09 shall with respect to Tranche B Euro Loans be deemed to be a reference to the London Agent.

                  SECTION 2.09(c). The London Agent shall promptly provide the Administrative Agent with all information needed to maintain the accounts referred to in paragraph (c) of Section 2.09 in respect of the Loans administered by the London Agent.

                  SECTION 2.12(e). All fees payable in respect of Tranche B Euro Loans, or any Commitment to provide such Loans, shall be paid to the London Agent for distribution to the Lenders entitled thereto.

                  SECTION 2.13(e). The applicable Adjusted LIBO Rate for any Tranche B Euro Borrowing shall be determined by the London Agent, and such determination shall be conclusive absent manifest error.

                  SECTION 2.14. If prior to the commencement of any Interest Period for a Tranche B Euro Borrowing:

                  (a) the London Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

                  (b) the London Agent is advised by a majority in interest of the lenders holding Tranche B Euro Loans that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the London Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the London Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the continuation of any Tranche B Euro Borrowing as a Eurodollar Borrowing shall be ineffective, (ii) such Borrowing shall be converted on the last day of the Interest Period applicable thereto to a Borrowing that bears interest at a rate that the London Agent determines adequately reflects the costs to such Lenders of maintaining such Loans and (iii) such Borrowing shall continue at such rate (or such other rate as the London Agent may from time to time determine adequately reflects the costs to such Lenders of maintaining such Loans) until such time as the London Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist. Each determination by the London Agent hereunder shall be conclusive absent manifest error.

                  SECTION 2.16. The reference to "dollar deposits" at the end of the antepenultimate sentence of Section 2.16 shall with respect to Tranche B Euro Loans be deemed to be a reference to "Euro deposits".

                  SECTION 2.18(a). All payments required to be made in respect of Tranche B Euro Loans, or any Commitment to provide such Loans, shall be paid in Euro to the account of the London Agent most recently designated by it for such purpose by notice to the Borrower. Each payment required to be made by a certain time of day in New York when made in respect of a Borrowing denominated in dollars shall be required to be made by the same time of day in London when made in respect of a Borrowing denominated in Euro.

                  SECTION 2.18(d) and (e). Each reference to the Administrative Agent in paragraphs (d) and (e) of Section 2.18 shall with respect to Tranche B Euro Loans and the Lenders holding such Loans be deemed to be a reference to the London Agent.

                  ARTICLE VIII. Any successor to the London Agent shall be a bank with an office in London or an Affiliate of any such bank.

                  SECTION 9.01. The notice information for the London Agent is as follows:

         If to the London Agent, to it at J.P. Morgan Europe Limited, 125 London Wall, London, England EC2Y 5AJ, Attention of Loans Agency Division, Nichola Hall (Telecopy No. 011-44-207-777-2542), with a copy to the Administrative Agent as provided in paragraph (c) of Section 9.01(a).